                                                                   EXHIBIT 10.15



                                                                  CONFORMED COPY



                             DATED 30TH MARCH, 1999



                        WESSEX WATER SERVICES FINANCE PLC

                                     - and -

                          WESSEX WATER SERVICES LIMITED

                                     - and -

                                MIDLAND BANK PLC



                   -------------------------------------------

                                   TRUST DEED

                                  CONSTITUTING

                               L.300,000,000
                    5.875 PER CENT. GUARANTEED BONDS DUE 2009
                  UNCONDITIONALLY AND IRREVOCABLY GUARANTEED BY
                          WESSEX WATER SERVICES LIMITED

                (WITH AUTHORITY TO ISSUE FURTHER BONDS OR NOTES)

                   -------------------------------------------






                        FOR THE ISSUER AND THE GUARANTOR:

                               LINKLATERS & PAINES
                                 ONE SILK STREET
                                 LONDON EC2Y 8HQ


                                FOR THE TRUSTEE:

                                  ALLEN & OVERY
                                 ONE NEW CHANGE
                                 LONDON EC4M 9QQ

                                TABLE OF CONTENTS

CLAUSE                                                                                                    PAGE

1.       DEFINITIONS..........................................................................................1
2.       COVENANT TO REPAY AND TO PAY INTEREST ON
         ORIGINAL BONDS.......................................................................................8
         TRUSTEE'S REQUIREMENTS REGARDING PAYING AGENTS.......................................................9
         FURTHER ISSUES......................................................................................10
3.       FORM AND ISSUE OF ORIGINAL BONDS AND ORIGINAL COUPONS...............................................11
4.       FEES, DUTIES AND TAXES..............................................................................12
5.       COVENANT OF COMPLIANCE..............................................................................12
6.       CANCELLATION OF SECURITIES AND RECORDS..............................................................12
7.       GUARANTEE...........................................................................................14
8.       ENFORCEMENT.........................................................................................15
9.       ACTION, PROCEEDINGS AND INDEMNIFICATION.............................................................16
10.      APPLICATION OF MONEYS...............................................................................16
11.      NOTICE OF PAYMENTS..................................................................................17
12.      INVESTMENT BY TRUSTEE...............................................................................17
13.      PARTIAL PAYMENTS....................................................................................17
14.      COVENANTS BY THE ISSUER AND THE GUARANTOR...........................................................18
15.      REMUNERATION AND INDEMNIFICATION OF TRUSTEE.........................................................22
16.      SUPPLEMENT TO TRUSTEE ACT 1925......................................................................24
17.      TRUSTEE'S LIABILITY.................................................................................27
18.      TRUSTEE CONTRACTING WITH THE ISSUER AND THE GUARANTOR...............................................27
19.      WAIVER, AUTHORISATION AND DETERMINATION.............................................................28
         MODIFICATION........................................................................................29
         BREACH..............................................................................................29
20.      HOLDER OF DEFINITIVE BEARER SECURITY ASSUMED TO BE
         COUPONHOLDER........................................................................................29
         NO NOTICE TO COUPONHOLDERS..........................................................................29
         ENTITLEMENT TO TREAT HOLDER AS ABSOLUTE OWNER.......................................................29
21.      SUBSTITUTION........................................................................................30
22.      CURRENCY INDEMNITY..................................................................................31
23.      NEW TRUSTEE.........................................................................................31
         SEPARATE AND CO-TRUSTEES............................................................................32
24.      TRUSTEE'S RETIREMENT AND REMOVAL....................................................................32
25.      TRUSTEE'S POWERS TO BE ADDITIONAL...................................................................33
26.      NOTICES.............................................................................................33
27.      GOVERNING LAW.......................................................................................34
28.      COUNTERPARTS........................................................................................34

THE FIRST SCHEDULE               PART I     FORM OF ORIGINAL TEMPORARY GLOBAL
                                            BOND.............................................................35
                                 PART II    FORM OF ORIGINAL PERMANENT GLOBAL
                                            BOND.............................................................46

THE SECOND SCHEDULE              FORM OF DEFINITIVE ORIGINAL BOND............................................53
                                 FORM OF ORIGINAL COUPON.....................................................55
                                 CONDITIONS OF THE ORIGINAL BONDS............................................57

THE THIRD SCHEDULE               REGISTER AND TRANSFER OF REGISTERED SECURITIES..............................59

THE FOURTH SCHEDULE              PROVISIONS FOR MEETINGS OF HOLDERS..........................................61

THIS TRUST DEED is made on 30th March, 1999 BETWEEN:

(1) WESSEX WATER SERVICES FINANCE PLC, a company incorporated under the laws of England and Wales with company number 3704265, whose registered office is at Wessex House, Passage Street, Bristol BS2 0JQ (the "ISSUER");

(2) WESSEX WATER SERVICES LIMITED, a company incorporated under the laws of England and Wales with company number 2366648, whose registered office is at Wessex House, Passage Street, Bristol BS2 0JQ (the "GUARANTOR"); and

(3) MIDLAND BANK PLC, a company incorporated under the laws of England and Wales with company number 14259, whose registered office is at Poultry, London EC2P 2BX (the "TRUSTEE", which expression shall, wherever the context so admits, include such company and all other persons or companies for the time being the trustee or trustees of these presents) as trustee for the Holders and Couponholders (each as defined below).

WHEREAS:

(1) By resolutions of the Board of Directors of the Issuer passed on 17th February, 1999 and 19th March, 1999 the Issuer has resolved to issue L.300,000,000 5.875 per cent. Guaranteed Bonds due 2009 to be constituted by this Trust Deed.

(2) By resolutions of the Board of Directors of the Guarantor passed on 17th February, 1999 and of a duly authorised Committee thereof passed on 19th March, 1999 the Guarantor has agreed to guarantee the said Bonds and to enter into certain covenants as set out in this Trust Deed.

(3) The said Bonds in definitive form will be in bearer form with Coupons attached.

(4) The Trustee has agreed to act as trustee of these presents for the benefit of the Holders and Couponholders upon and subject to the terms and conditions of these presents.

NOW THIS TRUST DEED WITNESSES AND IT IS AGREED AND DECLARED as follows:

1.       DEFINITIONS

(A) IN these presents unless there is anything in the subject or context inconsistent therewith the following expressions shall have the following meanings:

         "AGENT BANK" means, in relation to the Securities of any relevant series, the bank initially appointed as agent bank in relation to such Securities by the Issuer and the Guarantor pursuant to the relative Agent Bank Agreement or, if applicable, any Successor agent bank in relation to such Securities;

         "AGENT BANK AGREEMENT" means, in relation to the Securities of any relevant series, the agreement (which may, but need not, be the relative Paying Agency Agreement) appointing the initial Agent Bank in relation to such Securities and any other agreement for the time being in force appointing any Successor agent bank in relation to such Securities, or in connection with its duties, the terms of which have previously been approved in writing by the Trustee, together with any agreement for the time being in force amending or modifying with the prior written approval of the Trustee any of the aforesaid agreements in relation to such Securities;

         "APPOINTEE" means any attorney, manager, agent, delegate or other person appointed by the Trustee under these presents;

         "APPOINTMENT" has the meaning set out in Condition 18;

         "AUDITORS" has the meaning set out in Condition 18;

         "BEARER SECURITIES" means those of the Securities which are for the time being in bearer form;

         "CAPITAL AND RESERVES" has the meaning set out in Condition 18;

         "CEDELBANK" means Cedelbank which is a limited liability company (societe anonyme) organised under Luxembourg law;

         "CONDITIONS" means:

         (i) in relation to the Original Bonds, the Conditions which are to be endorsed on the Original Bonds in definitive form (if issued) in the form set out in the Second Schedule as the same may from time to time be modified in accordance with these presents and any reference in these presents to a particular specified Condition or paragraph of a Condition shall in relation to the Original Bonds be construed accordingly; and

         (ii) in relation to the Further Securities of any series, the Conditions which are to be endorsed on such Further Securities in definitive form (if issued) in the form set out or referred to in the supplemental trust deed relating thereto as the same may from time to time be modified in accordance with these presents and any reference in these presents to a particular specified Condition or paragraph of a Condition shall in relation to the Further Securities of any series, unless either referring specifically to a particular specified Condition or paragraph of a Condition of such Further Securities or the context otherwise requires, be construed as a reference to the provisions (if any) in the Conditions thereof which correspond to the provisions of the particular specified Condition or paragraph of a Condition of the Original Bonds;

         "COUPONHOLDERS" means the several persons who are for the time being holders of the Coupons;

         "COUPONS" means the bearer interest coupons appertaining to the Bearer Securities in definitive form or, as the context may require, a specific number thereof and includes any replacements for Coupons issued pursuant to Condition 13 and, where the context so permits, the Talons;

         "EXCLUDED SUBSIDIARY" has the meaning set out in Condition 18;

         "EUROCLEAR" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System;

         "EVENT OF DEFAULT" means any of the conditions, events or acts provided in Condition 10 to be events upon the happening of which the Securities of any series would, subject only to notice by the Trustee as therein provided, become immediately due and repayable;

         "EXTRAORDINARY RESOLUTION" has the meaning set out in paragraph 20 of the Fourth Schedule;

         "FURTHER SECURITIES" means bonds or notes (whether in bearer or registered form) of the Issuer constituted by a trust deed supplemental to this Trust Deed pursuant to Clause 2(D) or the principal amount thereof for the time being outstanding or as the context may require a specific number thereof and includes any replacements for Further Securities issued pursuant to Condition 13 and, where applicable, any Global Security issued in respect thereof;

         "GLOBAL SECURITY" means the Original Temporary Global Bond and/or the Original Permanent Global Bond and/or any other global bond or note issued in respect of the Further Securities of any series and includes any replacements for Global Securities issued pursuant to Condition 13;

         "HOLDERS" means the several persons who are for the time being holders of the Securities (being, in the case of Bearer Securities, the bearers thereof and, in the case of Registered Securities, the several persons whose names are entered in the register of holders of the Registered Securities as the holders thereof) and the words "HOLDER" and "HOLDERS" and related expressions shall (where appropriate) be construed accordingly;

         "LIABILITY" means any loss, damage, cost, charge, claim, demand, expense, judgment, action, proceeding or other liability whatsoever (including, without limitation, in respect of taxes, duties, levies, imposts and other charges) and including any value added tax or similar tax charged or chargeable in respect thereof and legal fees and expenses on a full indemnity basis;

         "ORIGINAL BONDHOLDERS" means the several persons who are for the time being holders of the Original Bonds;

         "ORIGINAL BONDS" means the bonds comprising the said L.300,000,000
         5.875 per cent. Guaranteed Bonds due 2009 of the Issuer hereby constituted or the principal amount thereof for the time being outstanding or, as the context may require, a specific number thereof and includes any replacements for Original Bonds issued pursuant to Condition 13 and (except for the purposes of Clause 3) the Original Temporary Global Bond and the Original Permanent Global Bond;

         "ORIGINAL COUPONHOLDERS" means the several persons who are for the time being holders of the Original Coupons;

         "ORIGINAL COUPONS" means the Coupons appertaining to the Original Bonds in definitive form;

         "ORIGINAL PERMANENT GLOBAL BOND" means the permanent global bond in respect of the Original Bonds to be issued pursuant to Clause 3(C) in the form or substantially in the form set out in Part II of the First Schedule;

         "ORIGINAL TEMPORARY GLOBAL BOND" means the temporary global bond in respect of the Original Bonds to be issued pursuant to Clause 3(A) in the form or substantially in the form set out in Part I of the First Schedule;

         "OUTSTANDING" means in relation to the Securities all the Securities issued other than:

         (a) those Securities which have been redeemed and cancelled pursuant to these presents;

         (b) those Securities in respect of which the date for redemption in accordance with the Conditions has occurred and the redemption moneys (including premium (if any) and all interest payable thereon) have been duly paid to the Trustee or to the Principal Paying Agent in the manner provided in the Paying Agency Agreement (and where appropriate notice to that effect has been given to the relative Holders in accordance with Condition 13) and remain available for payment against presentation of the relevant Securities and/or Coupons;

         (c) those Securities which have been purchased and cancelled in accordance with Condition 6;

         (d)      those Securities which have become void under Condition 9;

         (e) those mutilated or defaced Securities which have been surrendered and cancelled and in respect of which replacements have been issued pursuant to Condition 13;

         (f) (for the purpose only of ascertaining the principal amount of the Securities outstanding and without prejudice to the status for any other purpose of the relevant Securities) those Securities which are alleged to have been lost, stolen or destroyed and in respect of which replacements have been issued pursuant to Condition 13;

         (g) any Global Security to the extent that it shall have been exchanged for another Global Security in respect of the Securities of the relevant series or for the Securities of the relevant series in definitive form pursuant to its provisions; and

         (h) those Bearer Securities which have been exchanged for Registered Securities and, where applicable, vice versa and which have been cancelled or, if permitted by the Conditions of such Securities, are for the time being retained by or on behalf of the Issuer, in each case pursuant to the provisions of these presents;

         PROVIDED THAT for each of the following purposes, namely:

         (i) the right to attend and vote at any meeting of the Holders or any of them;

         (ii) the determination of how many and which Securities are for the time being outstanding for the purposes of Clause 9(A), Conditions 7(b), 10, 11 and 15(a) and paragraphs 2, 5, 6 and 9 of the Fourth Schedule;

         (iii) any discretion, power or authority (whether contained in these presents or vested by operation of law) which the Trustee is required, expressly or impliedly, to exercise in or by reference to the interests of the Holders or any of them; and

         (iv) the determination by the Trustee whether any event, circumstance, matter or thing is, in its opinion, materially prejudicial to the interests of the Holders or any of them,

         those Securities (if any) which are for the time being held by or on behalf of the Issuer, the Guarantor, any other Subsidiary of the Guarantor, any holding company of the Guarantor or any other Subsidiary of any such holding company, in each case as beneficial owner, shall (unless and until ceasing to be so held) be deemed not to remain outstanding;

         "PAYING AGENCY AGREEMENT" means, in relation to the Securities of any series, the agreement appointing the initial Paying Agents and, if applicable, Registrar and/or Transfer Agents in relation to such Securities and any other agreement for the time being in force appointing Successor paying agents and, if applicable, registrars and/or transfer agents in relation to such Securities, or in connection with their duties, the terms of which have previously been approved in writing by the Trustee, together with any agreement for the time being in force amending or modifying with the prior written approval of the Trustee (such approval not to be unreasonably withheld or delayed) any of the aforesaid agreements in relation to such Securities;

         "PAYING AGENTS" means, in relation to the Securities of any series, the several institutions (including where the context permits the Principal Paying Agent) at their respective specified offices initially appointed as paying agents in relation to such Securities by the Issuer and the Guarantor pursuant to the relative Paying Agency Agreement and/or, if applicable, any Successor paying agents in relation to such Securities;

         "POTENTIAL EVENT OF DEFAULT" means any condition, event or act which, with the lapse of time and/or the issue, making or giving of any notice, certification, declaration, demand, determination and/or request and/or the taking of any similar action and/or the fulfilment of any similar condition in each case as provided in Condition 10, would constitute an Event of Default;

         "PRINCIPAL PAYING AGENT" means, in relation to the Securities of any series, the institution at its specified office initially appointed as principal paying agent in relation to such Securities by the Issuer and the Guarantor pursuant to the relative Paying Agency Agreement or, if applicable, any Successor principal paying agent in relation to such Securities;

         "PRINCIPAL SUBSIDIARY" has the meaning set out in Condition 18;

         "REFERENCE BANKS" means, in relation to the Securities of any relevant series, the several banks initially appointed as reference banks in relation to such Securities by the Issuer and the Guarantor and referred to as such in the Conditions of such Securities and/or, if applicable, any Successor reference banks in relation to such Securities;

         "REGISTERED SECURITIES" means those of the Securities which are for the time being in registered form;

         "REGISTRAR" means, in relation to the Securities of any relevant series (being, or which are exchangeable for, Registered Securities), the institution at its specified office initially appointed as registrar in relation to such Securities by the Issuer and the Guarantor pursuant to the relative Paying Agency Agreement or, if applicable, any Successor registrar in relation to such Securities;

         "RELEVANT DATE" has the meaning set out in Condition 8;

         "RELEVANT INDEBTEDNESS" has the meaning set out in Condition 18;

         "REPAY", "REDEEM" and "PAY" shall each include both the others and cognate expressions shall be construed accordingly;

         "SECURITIES" means, as the context may require, the Original Bonds and/or any Further Securities and/or any series thereof;

         "SECURITY INTEREST" has the meaning set out in Condition 3;

         "SUBSIDIARY" means any company which is for the time being a subsidiary (within the meaning of section 736 of the Companies Act 1985 of Great Britain);

         "SUCCESSOR" means, in relation to the Agent Bank, the Principal Paying Agent, the other Paying Agents, the Reference Banks, the Registrar and the Transfer Agents, any successor to any one or more of them in relation to the Securities of the relevant series which shall become such pursuant to the provisions of these presents, the relative Agent Bank Agreement and/or the relative Paying Agency Agreement (as the case may be) and/or such other or further agent bank, principal paying agent, paying agents, reference banks, registrar and/or transfer agents (as the case may be) in relation to such Securities as may (with the prior approval of, and on terms previously approved by, the Trustee in writing) from time to time be appointed as such, and/or, if applicable, such other or further specified offices (in the former case being within the same city as those for which they are substituted) as may from time to time be nominated, in each case by the Issuer and, if applicable, the Guarantor, and (except in the case of the initial appointments and specified offices made under and specified in the Conditions, the relative Agent Bank Agreement and/or the relative Paying Agency Agreement, as the case may be) notice of whose appointment or, as the case may be, nomination has been given to the relevant Holders pursuant to Clause 14(xiii) in accordance with Condition 14;

         "TALONS" means the talons appertaining to, and exchangeable in accordance with the provisions therein contained for further Coupons appertaining to, the Bearer Securities in definitive form of any relevant series and includes any replacements for Talons issued pursuant to Condition 13;

         "THE STOCK EXCHANGE" means, in relation to the Securities of any relevant series, the stock exchange or exchanges (if any) on which such Securities are for the time being quoted or listed;

         "THESE PRESENTS" means this Trust Deed and the Schedules and any trust deed supplemental hereto and the Schedules (if any) thereto and the Securities, the Coupons and the Conditions, all as from time to time modified in accordance with the provisions herein or therein contained;

         "TRANSFER AGENTS" means, in relation to the Securities of any relevant series (being, or which are exchangeable for, Registered Securities), the institutions at their respective specified offices initially appointed as transfer agents in relation to such Securities by the Issuer and the Guarantor pursuant to the relative Paying Agency Agreement and/or, if applicable, any Successor transfer agents in relation to such Securities;

         "TREATY" means the Treaty establishing the European Community as amended by the Treaty on European Union;

         "TRUST CORPORATION" means a corporation entitled by rules made under the Public Trustee Act 1906 of Great Britain or entitled pursuant to any other comparable legislation applicable to a trustee in any other jurisdiction to carry out the functions of a custodian trustee;

         words denoting the singular shall include the plural and vice versa;

         words denoting one gender only shall include the other genders; and

         words denoting persons only shall include firms and corporations and vice versa.

(B)      (i)      All references in these presents to principal and/or
                  premium and/or interest in respect of the Securities or to any moneys payable by the Issuer and/or the Guarantor under these presents shall be deemed to include a reference to any additional amounts which may be payable under Condition 8 or, if applicable, under any undertaking or covenant given pursuant to Clause 14(xv) or Clause 21(A)(2)(ii).

         (ii) All references in these presents to principal or principal amount shall, unless the context otherwise requires, be deemed to include the Redemption Price (as defined in Condition 6(c)(ii)).

         (iii) All references in these presents to "STERLING", "POUNDS STERLING", "PENCE", "P" or the sign "L." shall be construed as references to the lawful currency for the time being of the United Kingdom and all references to "EURO" or the sign "E$" shall be construed as references to the currency introduced at the start of the third stage of European economic and monetary union pursuant to the Treaty.

         (iv) All references in these presents to any statute or any provision of any statute shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under any such modification or re-enactment.

         (v) All references in these presents to guarantees or to an obligation being guaranteed shall be deemed to include respectively references to indemnities or to an indemnity being given in respect thereof.

         (vi) All references in these presents to any action, remedy or method of proceeding for the enforcement of the rights of creditors shall be deemed to include, in respect of any jurisdiction other than England, references to such action, remedy or method of proceeding for the enforcement of the rights of creditors available or appropriate in such jurisdiction as shall most nearly approximate to such action, remedy or method of proceeding described or referred to in these presents.

         (vii) All references in these presents to taking proceedings against the Issuer and/or the Guarantor shall be deemed to include references to proving in the winding up of the Issuer and/or the Guarantor (as the case may be).

         (viii) All references in these presents to Euroclear and/or Cedelbank shall be deemed to include references to any other clearing system approved by the Trustee.

         (ix) Unless the context otherwise requires words or expressions used in these presents shall bear the same meanings as in the Companies Act 1985 of Great Britain.

         (x) In this Trust Deed references to Schedules, Clauses, sub-clauses, paragraphs and sub-paragraphs shall be construed as references to the Schedules to this Trust Deed and to the Clauses, sub-clauses, paragraphs and sub-paragraphs of this Trust Deed respectively.

         (xi) All references in these presents involving compliance by the Trustee with a test of reasonableness shall be deemed to include a reference to a requirement that such reasonableness shall be determined by reference primarily to the interests of the holders of the Securities of the relevant one or more series as a class and in the event of any conflict between such interests and the interests of any other person, the former shall prevail.

         (xii) In these presents tables of contents and Clause headings are included for ease of reference and shall not affect the construction of these presents.

2.       COVENANT TO REPAY AND TO PAY INTEREST ON ORIGINAL BONDS

(A) THE aggregate principal amount of the Original Bonds is limited to L.300,000,000.

(B) The Issuer covenants with the Trustee that it will, in accordance with these presents, on the due date for the final maturity of the Original Bonds provided for in the Conditions, or on such earlier date as the same or any part thereof may become due and repayable thereunder, pay or procure to be paid unconditionally to or to the order of the Trustee in pounds sterling in London in immediately available funds the principal amount of the Original Bonds repayable on that date and shall in the meantime and until such date (both before and after any judgment or other order of a court of competent jurisdiction) pay or procure to be paid unconditionally to or to the order of the Trustee as aforesaid interest (which shall accrue from day to day) on the principal amount of the Original Bonds at the rate of 5.875 per cent. per annum payable annually in arrear on 30th March, the first such payment (representing a full year's interest) to be made on 30th March, 2000 PROVIDED THAT:

         (i) every payment of principal or interest in respect of the Original Bonds to or to the account of the Principal Paying Agent in the manner provided in the Paying Agency Agreement shall operate in satisfaction pro tanto of the relative covenant by the Issuer in this Clause except to the extent that there is default in the subsequent payment thereof in accordance with the Conditions to the Original Bondholders or Original Couponholders (as the case may be);

         (ii) in any case where payment of principal is not made to the Trustee or the Principal Paying Agent on or before the due date, interest shall continue to accrue on the principal amount of the Original Bonds (both before and after any judgment or other order of a court of competent jurisdiction) at the rate aforesaid up to and including the date which the Trustee properly determines to be the date on and after which payment is to be made to the Original Bondholders in respect thereof as stated in a notice given to the Original Bondholders in accordance with Condition 14 (such date to be not later than 30 days after the day on which the whole of such principal amount, together with an amount equal to the interest which has accrued and is to accrue pursuant to this proviso up to and including that date, has been received by the Trustee or the Principal Paying Agent); and

         (iii) in any case where payment of the whole or any part of the principal amount of any Original Bond is improperly withheld or refused upon due presentation thereof (other than in circumstances contemplated by proviso (ii) above) interest shall accrue on that principal amount payment of which has been so withheld or refused (both before and after any judgment or other order of a court of competent jurisdiction) at the rate aforesaid from and including the date of such withholding or refusal up to and including the date on which, upon further presentation of the relevant Original Bond, payment of the full amount (including interest as aforesaid) in pounds sterling payable in respect of such Original Bond is made or (if earlier) the seventh day after notice is given to the relevant Original Bondholder (either individually or in accordance with Condition 14) that the full amount (including interest as aforesaid) in pounds sterling payable in respect of such Original Bond is available for payment, provided that, upon further presentation thereof being duly made, such payment is made.

         The Trustee will hold the benefit of this covenant on trust for the Original Bondholders and the Original Couponholders and itself in accordance with these presents.

         TRUSTEE'S REQUIREMENTS REGARDING PAYING AGENTS

(C) At any time after an Event of Default or a Potential Event of Default shall have occurred or the Securities shall otherwise have become due and repayable or the Trustee shall have received any money which it proposes to pay under Clause 11 to the Holders and/or Couponholders, the Trustee may:

         (i) by notice in writing to the Issuer, the Guarantor, the Principal Paying Agent, the other Paying Agents, the Registrar and the Transfer Agents require the Principal Paying Agent, the other Paying Agents, the Registrar and the Transfer Agents pursuant to the Paying Agency Agreement:

                  (a) to act thereafter as Principal Paying Agent, Paying Agents, Registrar and Transfer Agents respectively of the Trustee in relation to payments to be made by or on behalf of the Trustee under the provisions of these presents mutatis mutandis on the terms provided in the Paying Agency Agreement (save that the Trustee's liability under any provisions thereof for the indemnification, remuneration and payment of out-of-pocket expenses of the Paying Agents, the Registrar and the Transfer Agents shall be limited to the amounts for the time being held by the Trustee on the trusts of these presents relating to the relative Securities and available for such purpose) and thereafter to hold all Securities and Coupons and all sums, documents and records held by them in respect of Securities and Coupons on behalf of the Trustee; or

                  (b) to deliver up all Securities and Coupons and all sums, documents and records held by them in respect of Securities and Coupons to the Trustee or as the Trustee shall direct in such notice provided that such notice shall be deemed not to apply to any documents or records which the relative Paying Agent, the Registrar or the relative Transfer Agent, as the case may be is obliged not to release by any law or regulation; and/or

         (ii) by notice in writing to the Issuer and the Guarantor require each of them to make all subsequent payments in respect of the Securities and Coupons to or to the order of the Trustee and not to the Principal Paying Agent; with effect from the issue of any such notice to the Issuer and the Guarantor and until such notice is withdrawn proviso (i) to sub-clause (B) of this Clause 2 relating to the Original Bonds and any similar provisos relating to any Further Securities shall cease to have effect.

         FURTHER ISSUES

(D)      (i)      The Issuer shall be at liberty from time to time (but
                  subject always to the provisions of these presents) without the consent of the Holders or Couponholders to create and issue further bonds or notes (whether in bearer or registered form) either (a) ranking pari passu in all respects (or in all respects save for the first payment of interest thereon), and so that the same shall be consolidated and form a single series, with the Original Bonds and/or the Further Securities of any series or (b) upon such terms as to ranking, interest, conversion, redemption and otherwise as the Issuer may at the time of issue thereof determine.

         (ii) Any further bonds or notes which are to be created and issued pursuant to the provisions of paragraph (i) above so as to form a single series with the Original Bonds and/or the Further Securities of any series shall be constituted by a trust deed supplemental to this Trust Deed and any other further bonds or notes which are to be created and issued pursuant to the provisions of paragraph (i) above may (subject to the consent of the Trustee) be constituted by a trust deed supplemental to this Trust Deed. In any such case the Issuer and the Guarantor shall prior to the issue of any further bonds or notes to be so constituted (being Further Securities) execute and deliver to the Trustee a trust deed supplemental to this Trust Deed (in relation to which all applicable stamp duties or other documentation fees, duties or taxes have been paid and, if applicable, duly stamped or denoted accordingly) and containing a covenant by the Issuer in the form mutatis mutandis of Clause 2(B) in relation to the principal, premium (if any) and interest in respect of such Further Securities and such other provisions (whether or not corresponding to any of the provisions contained in this Trust Deed) as the Trustee shall require.

         (iii) A memorandum of every such supplemental trust deed shall be endorsed by the Trustee on this Trust Deed and by the Issuer and the Guarantor on their duplicates of this Trust Deed.

         (iv) Whenever it is proposed to create and issue any further bonds or notes to be constituted by a trust deed supplemental to this Trust Deed the Issuer shall give to the Trustee not less than 14 days' notice in writing of its intention so to do stating the amount of further bonds or notes proposed to be created and issued.

(E) Any Further Securities not forming a single series with the Original Bonds or Further Securities of any series shall form a separate series and accordingly, unless for any purpose the Trustee in its absolute discretion shall otherwise determine, the provisions of sub-clause (C) of this Clause and of Clauses 4 to 22 (both inclusive) and 23(B) and the Third and Fourth Schedules shall apply mutatis mutandis separately and independently to each series of the Securities and in such Clauses and Schedules the expressions "SECURITIES", "HOLDERS", "COUPONS", "COUPONHOLDERS" and "TALONS" shall be construed accordingly.

3.       FORM AND ISSUE OF ORIGINAL BONDS AND ORIGINAL COUPONS

(A) THE Original Bonds shall be represented initially by the Original Temporary Global Bond which the Issuer shall deliver to a bank depositary common to both Euroclear and Cedelbank on terms that such depositary shall hold the same for the account of the persons who would otherwise be entitled to receive the Original Bonds in definitive form ("DEFINITIVE ORIGINAL BONDS") (as notified to such depositary by Midland Bank plc on behalf of the Managers of the issue of the Original Bonds) and the successors in title to such persons as appearing in the records of Euroclear and Cedelbank for the time being.

(B) The Original Temporary Global Bond shall be printed or typed in the form or substantially in the form set out in Part I of the First Schedule and may be a facsimile. The Original Temporary Global Bond shall be in the aggregate principal amount of L.300,000,000 and shall be signed manually or in facsimile by a person duly authorised by the Issuer on behalf of the Issuer and shall be authenticated by or on behalf of the Principal Paying Agent. The Original Temporary Global Bond so executed and authenticated shall be a binding and valid obligation of the Issuer and title thereto shall pass by delivery.

(C) The Issuer shall issue the Original Permanent Global Bond in exchange for the Original Temporary Global Bond in accordance with the provisions thereof. The Original Permanent Global Bond shall be printed or typed in the form or substantially in the form set out in Part II of the First Schedule and may be a facsimile. The Original Permanent Global Bond shall be in the aggregate principal amount of up to L.300,000,000 and shall be signed manually or in facsimile by a person duly authorised by the Issuer on behalf of the Issuer and shall be authenticated by or on behalf of the Principal Paying Agent. The Original Permanent Global Bond so executed and authenticated shall be a binding and valid obligation of the Issuer and title thereto shall pass by delivery.

(D) The Issuer shall issue the Definitive Original Bonds (together with the unmatured Original Coupons attached) in exchange for the Original Permanent Global Bond in accordance with the provisions thereof.

(E) The Definitive Original Bonds and the Original Coupons shall be to bearer in the respective forms or substantially in the respective forms set out in the Second Schedule and the Definitive Original Bonds shall be issued in the denominations of L.1,000, L.10,000 and L.100,000 each (serially numbered) and shall be endorsed with the Conditions. Title to the Definitive Original Bonds and the Original Coupons shall pass by delivery.

(F) The Definitive Original Bonds shall be signed manually or in facsimile by two of the Directors of the Issuer on behalf of the Issuer and shall be authenticated by or on behalf of the Principal Paying Agent.

(G) The Issuer may use the facsimile signature of any person who at the date such signature is affixed is a Director of the Issuer or is a person duly authorised by the Issuer as referred to in sub-clauses (B) and (C) above notwithstanding that at the time of issue of any of the Definitive Original Bonds, the Original Temporary Global Bond or the Original Permanent Global Bond, as the case may be, he may have ceased for any reason to be the holder of such office or to be so authorised. The Original Coupons shall not be signed. The Definitive Original Bonds, the Original Temporary Global Bond and the Original Permanent Global Bond so executed and authenticated, and the Original Coupons, upon execution and authentication of the relevant Definitive Original Bonds, shall be binding and valid obligations of the Issuer.

4.       FEES, DUTIES AND TAXES

         THE Issuer will pay any stamp, issue, registration, documentary and other fees, duties and taxes, including interest and penalties, payable
         (i) in the United Kingdom, Belgium or Luxembourg on or in connection with the execution and delivery of these presents and the constitution and original issue of the Securities and the Coupons and (ii) in any jurisdiction on or in connection with any action taken by or on behalf of the Trustee or (where permitted under these presents so to do) any Holder or Couponholder to enforce, or to resolve any doubt concerning, or for any other purpose in relation to, these presents.

5.       COVENANT OF COMPLIANCE

         EACH of the Issuer and the Guarantor severally covenants with the Trustee that it will comply with and perform and observe all the provisions of these presents which are expressed to be binding on it. The Conditions shall be binding on the Issuer, the Guarantor, the Holders and the Couponholders. The Trustee shall be entitled to enforce the obligations of the Issuer and the Guarantor under the Securities and the Coupons as if the same were set out and contained in the trust deeds constituting the same, which shall be read and construed as one document with the Securities and the Coupons. The Trustee shall hold the benefit of this covenant upon trust for itself and the Holders and the Couponholders according to its and their respective interests.

6.       CANCELLATION OF SECURITIES AND RECORDS

(A) THE Issuer shall procure that all Securities (i) redeemed or (ii) purchased and surrendered for cancellation by or on behalf of the Issuer, the Guarantor or any other Subsidiary of the Guarantor or (iii) which, being mutilated or defaced, have been surrendered and replaced pursuant to Condition 13 or (iv) exchanged as provided in these presents (together in each case with all unmatured Coupons attached thereto or delivered therewith) and all Coupons paid in accordance with the Conditions or which, being mutilated or defaced, have been surrendered and replaced pursuant to Condition 13 and all Talons exchanged in accordance with the Conditions for further Coupons shall forthwith be cancelled by or on behalf of the Issuer and, if applicable, destroyed in accordance with the Paying Agency Agreement and a certificate stating:

         (a) the aggregate principal amount of Securities which have been redeemed and the aggregate amounts in respect of Coupons which have been paid;

         (b) the serial numbers of such Securities in definitive form distinguishing between Bearer Securities and Registered Securities;

         (c) the total numbers (where applicable, of each denomination) by maturity date of such Coupons;

         (d) the aggregate amount of interest paid (and the due dates of such payments) on Global Securities and/or on Registered Securities;

         (e) the aggregate principal amount of Securities (if any) which have been purchased by or on behalf of the Issuer, the Guarantor or any other Subsidiary of the Guarantor, surrendered for cancellation and cancelled and the serial numbers of such Securities in definitive form and the total number (where applicable, of each denomination) by maturity date of the Coupons attached thereto or surrendered therewith;

         (f) the aggregate principal amounts of Securities and the aggregate amounts in respect of Coupons which have been so exchanged or surrendered and replaced and the serial numbers of such Securities in definitive form and the total number (where applicable, of each denomination) by maturity date of such Coupons;

         (g) the total number (where applicable, of each denomination) by maturity date of unmatured Coupons missing from Securities in definitive form bearing interest at a fixed rate which have been redeemed or exchanged or surrendered and replaced and the serial numbers of the Securities in definitive form to which such missing unmatured Coupons appertained; and

         (h) the total number (where applicable, of each denomination) by maturity date of Talons which have been exchanged for further Coupons shall be given to the Trustee by or on behalf of the Issuer as soon as possible and in any event within four months after the date of such redemption, purchase, cancellation, payment, exchange, replacement or destruction (as the case may be). The Trustee may accept such certificate as conclusive evidence of redemption, purchase, exchange or replacement pro tanto of the Securities or payment of interest thereon or exchange of the Talons respectively and of cancellation of the relative Securities and Coupons.

(B) The Issuer shall procure (i) that the Principal Paying Agent shall keep a full and complete record of all Securities and Coupons (other than serial numbers of Coupons) and of their redemption, purchase and surrender for cancellation by or on behalf of the Issuer, the Guarantor or any other Subsidiary of the Guarantor, cancellation, payment or exchange (as the case may be) and of all replacement securities or coupons or talons issued in substitution for lost, stolen, mutilated, defaced or destroyed Securities or Coupons (ii) that the Principal Paying Agent shall in respect of the Coupons of each maturity retain (in the case of Coupons other than Talons) until the expiry of 10 years from the Relevant Date in respect of such Coupons and (in the case of Talons) indefinitely either all paid or exchanged Coupons of that maturity or a list of the serial numbers of Coupons of that maturity still remaining unpaid or unexchanged and (iii) that such records and Coupons (if any) shall be made available to the Trustee at all reasonable times.

7.       GUARANTEE

(A) THE Guarantor hereby irrevocably and unconditionally guarantees to the Trustee the due and punctual payment in accordance with the provisions of these presents of the principal of and premium (if any) and interest on the Securities and of any other amounts payable by the Issuer under these presents.

(B) If the Issuer fails for any reason whatsoever punctually to pay any such principal, premium, interest or other amount, the Guarantor shall cause each and every such payment to be made as if the Guarantor instead of the Issuer were expressed to be the primary obligor under these presents and not merely a surety (but without affecting the nature of the Issuer's obligations) to the intent that the holder of the relevant Security or Coupon or the Trustee (as the case may be) shall receive the same amounts in respect of principal, premium, interest or such other amount as would have been receivable had such payments been made by the Issuer.

(C) If any payment received by the Trustee or any Holder or Couponholder under the provisions of these presents shall (whether on the subsequent bankruptcy, insolvency or corporate reorganisation of the Issuer or, without limitation, on any other event) be avoided or set aside for any reason, such payment shall not be considered as discharging or diminishing the liability of the Guarantor and this guarantee shall continue to apply as if such payment had at all times remained owing by the Issuer and the Guarantor shall indemnify the Trustee and the Holders and/or Couponholders (as the case may be) in respect thereof PROVIDED THAT the obligations of the Issuer and/or the Guarantor under this sub-clause shall, as regards each payment made to the Trustee or any Holder or Couponholder which is avoided or set aside, be contingent upon such payment being reimbursed to the Issuer or other persons entitled through the Issuer.

(D) The Guarantor hereby agrees that its obligations under this Clause shall be unconditional and that the Guarantor shall be fully liable irrespective of the validity, regularity, legality or enforceability against the Issuer of, or of any defence or counter-claim whatsoever available to the Issuer in relation to, its obligations under these presents, whether or not any action has been taken to enforce the same or any judgment obtained against the Issuer, whether or not any of the other provisions of these presents have been modified, whether or not any time, indulgence, waiver, authorisation or consent has been granted to the Issuer by or on behalf of the Holders or the Couponholders or the Trustee, whether or not any determination has been made by the Trustee pursuant to Clause 19(A), whether or not there have been any dealings or transactions between the Issuer, any of the Holders or Couponholders or the Trustee, whether or not the Issuer has been dissolved, liquidated, merged, consolidated, bankrupted or has changed its status, functions, control or ownership, whether or not the Issuer has been prevented from making payment by foreign exchange provisions applicable at its place of registration or incorporation and whether or not any other circumstances have occurred which might otherwise constitute a legal or equitable discharge of or defence to a guarantor. Accordingly the validity of this guarantee shall not be affected by reason of any invalidity, irregularity, illegality or unenforceability of all or any of the obligations of the Issuer under these presents and this guarantee shall not be discharged nor shall the liability of the Guarantor under these presents be affected by any act, thing or omission or means whatever whereby its liability would not have been discharged if it had been the principal debtor.

(E) Without prejudice to the provisions of Clause 9(A) the Trustee may determine from time to time whether or not it will enforce this guarantee which it may do without making any demand of or taking any proceedings against the Issuer and may from time to time make any arrangement or compromise with the Guarantor in relation to this guarantee which the Trustee may consider expedient in the interests of the Holders.

(F) The Guarantor waives diligence, presentment, demand of payment, filing of claims with a court in the event of dissolution, liquidation, merger or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to these presents or the indebtedness evidenced thereby and all demands whatsoever and covenants that this guarantee shall be a continuing guarantee, shall extend to the ultimate balance of all sums payable and obligations owed by the Issuer under these presents, shall not be discharged except by complete performance of the obligations in these presents and is additional to, and not instead of, any security or other guarantee or indemnity at any time existing in favour of any person, whether from the Guarantor or otherwise.

(G) If any moneys shall become payable by the Guarantor under this guarantee the Guarantor shall not, so long as the same remain unpaid, without the prior written consent of the Trustee:

         (i) in respect of any amounts paid by it under this guarantee, exercise any rights of subrogation or contribution or, without limitation, any other right or remedy which may accrue to it in respect of or as a result of any such payment; or

         (ii) in respect of any other moneys for the time being due to the Guarantor by the Issuer, claim payment thereof or exercise any other right or remedy;

         (including in either case claiming the benefit of any security or right of set-off or, on the liquidation of the Issuer, proving in competition with the Trustee). If, notwithstanding the foregoing, upon the bankruptcy, insolvency or liquidation of the Issuer, any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, shall be received by the Guarantor before payment in full of all amounts payable under these presents shall have been made to the Holders, the Couponholders and the Trustee, such payment or distribution shall be received by the Guarantor on trust to pay the same over immediately to the Trustee for application in or towards the payment of all sums due and unpaid under these presents in accordance with Clause 10.

(H) The obligations of the Guarantor under these presents are direct, unconditional and, subject to the provisions of Condition 3, unsecured obligations of the Guarantor and, save for such exceptions as may be provided by applicable laws and subject to Condition 3, at all times rank at least equally with all its other outstanding unsecured and unsubordinated obligations, present and future.

8.       ENFORCEMENT

(A) THE Trustee may at any time, at its discretion and without notice, take such proceedings and/or other action as it may think fit against or in relation to each of the Issuer and the Guarantor to enforce their respective obligations under these presents.

(B) Proof that as regards any specified Security or Coupon the Issuer or the Guarantor (as the case may be) has made default in paying any amount due in respect of such Security or Coupon shall (unless the contrary be proved) be sufficient evidence that the same default has been made as regards all other Securities or Coupons (as the case may be) in respect of which the relevant amount is due and payable.

(C) References in the provisions of any trust deed supplemental to this Trust Deed corresponding to provisos (ii) and (iii) to Clause 2(B) to "the rate aforesaid" shall, in respect of any Securities bearing interest at a floating or variable rate, in the event of such Securities having become due and repayable, with effect from the expiry of the interest period during which such Securities become due and repayable, be construed as references to a rate of interest calculated mutatis mutandis in accordance with the Conditions except that no notices need be published in respect thereof.

9.       ACTION, PROCEEDINGS AND INDEMNIFICATION

(A) THE Trustee shall not be bound to take any action in relation to these presents (including but not limited to the giving of any certification or notice pursuant to Condition 10 or the taking of any proceedings and/or other action mentioned in Clause 8(A)) unless respectively directed or requested to do so (i) by an Extraordinary Resolution or
         (ii) in writing by the holders of at least one-quarter in principal amount of the Securities then outstanding and in either case then only if it shall be indemnified to its satisfaction against all Liabilities to which it may render itself liable or which it may incur by so doing.

(B) Only the Trustee may enforce the provisions of these presents. No Holder or Couponholder shall be entitled to proceed directly against the Issuer or the Guarantor to enforce the performance of any of the provisions of these presents unless the Trustee having become bound as aforesaid to take proceedings fails to do so within a reasonable period and such failure shall be continuing.

10.      APPLICATION OF MONEYS

         ALL moneys received by the Trustee under these presents shall, unless and to the extent attributable in the opinion of the Trustee to a particular series of the Securities, be apportioned pari passu and rateably between each series of the Securities, and all moneys received by the Trustee under these presents to the extent attributable in the opinion of the Trustee to a particular series of the Securities or which are apportioned to such series as aforesaid (including any moneys which represent principal, premium or interest in respect of Securities or Coupons which have become void under Condition 9) shall be held by the Trustee upon trust to apply them (subject to Clause 12):

         FIRST in payment or satisfaction of all amounts then due and unpaid under Clauses 15 and/or 16(J) to the Trustee and/or any Appointee;

         SECONDLY in or towards payment pari passu and rateably of all principal, premium (if any) and interest then due and unpaid in respect of the Securities of that series;

         THIRDLY in or towards payment pari passu and rateably of all principal, premium (if any) and interest then due and unpaid in respect of the Securities of each other series; and

         FOURTHLY in payment of the balance (if any) to the Issuer or, if moneys were received from the Guarantor, the Guarantor (without prejudice to, or liability in respect of, any question as to how such payment to the Issuer shall be dealt with as between the Issuer, the Guarantor and any other person).

         Without prejudice to this Clause 10, if the Trustee holds any moneys which represent principal, premium (if any) or interest in respect of Securities which have become void or in respect of which claims have been prescribed under Condition 9, the Trustee will hold such moneys on the above trusts.

11.      NOTICE OF PAYMENTS

         THE Trustee shall give notice to the relevant Holders in accordance with Condition 14 of the day fixed for any payment to them under Clause
         10. Such payment may be made in accordance with Condition 5 and any payment so made shall be a good discharge to the Trustee.

12.      INVESTMENT BY TRUSTEE

(A) IF the amount of the moneys at any time available for the payment of principal, premium (if any) and interest in respect of the Securities under Clause 10 shall be less than 10 per cent. of the amount then due in respect of the Securities then outstanding the Trustee may at its discretion invest such moneys in some or one of the investments authorised below. The Trustee at its discretion may vary such investments and may accumulate such investments and the resulting income until the accumulations, together with any other funds for the time being under the control of the Trustee and available for such purpose, amount to at least 10 per cent. of the amount then due in respect of the Securities then outstanding and then such accumulations and funds (after deduction of, or provision for, applicable taxes) shall be applied under Clause 10.

(B) Any moneys which under the trusts of these presents ought to or may be invested by the Trustee may be invested in the name or under the control of the Trustee in any investments or other assets in any part of the world whether or not they produce income or by placing the same on deposit in the name or under the control of the Trustee at such bank or other financial institution and in such currency as the Trustee may think fit. If that bank or institution is the Trustee or a Subsidiary, holding or associated company of the Trustee, it need only account for an amount of interest equal to the amount of interest which would, at then current rates, be payable by it on such a deposit to an independent customer. The Trustee may at any time vary any such investments for or into other investments or convert any moneys so deposited into any other currency and shall not be responsible for any loss resulting from any such investments or deposits, whether due to depreciation in value, fluctuations in exchange rates or otherwise.

13.      PARTIAL PAYMENTS

         UPON any payment under Clause 10 (other than payment in full against surrender of a Security or Coupon) the Security or Coupon in respect of which such payment is made shall be produced to the Trustee or the Paying Agent by or through whom such payment is made and the Trustee shall or shall cause such Paying Agent to enface thereon a memorandum of the amount and the date of payment but the Trustee may in any particular case or generally in relation to Registered Securities dispense with such production and enfacement upon such indemnity being given as it shall think sufficient.

14.      COVENANTS BY THE ISSUER AND THE GUARANTOR

         SO long as any of the Securities remains outstanding (or, in the case of paragraphs (viii), (ix), (xiii), (xiv), (xvi) and (xviii), so long as any of the Securities or Coupons remains liable to prescription or, in the case of paragraph (xv), until the expiry of a period of 30 days after the Relevant Date in respect of the payment of principal in respect of all such Securities remaining outstanding at such time) each of the Issuer and the Guarantor severally covenants with the Trustee that it shall:

         (i) at all times carry on and conduct its affairs and procure its Subsidiaries to carry on and conduct their respective affairs in a proper manner;

         (ii) give or procure to be given to the Trustee such opinions, certificates, information and evidence as it shall reasonably require and in such form as it shall require (including without limitation the procurement by the Issuer or the Guarantor (as the case may be) of all such certificates called for by the Trustee pursuant to Clause 16(C)) for the purpose of the discharge or exercise of the duties, trusts, powers, authorities and discretions vested in it under these presents or by operation of law;

         (iii) cause to be prepared and certified by its Auditors in respect of each financial accounting reference period accounts in such form as will comply with all relevant legal and accounting requirements and all requirements for the time being of The Stock Exchange;

         (iv) at all times keep and procure its Subsidiaries to keep proper books of account and, at any time after the occurrence of an Event of Default or a Potential Event of Default or it the Trustee certifies in writing to the Issuer or the Guarantor that it has reasonable grounds to believe that an Event of Default or a Potential Event of Default has or may have occurred and so far as permitted by applicable law allow and procure its Subsidiaries to allow the Trustee and any person appointed by the Trustee to whom the Issuer, the Guarantor or the relevant Subsidiary (as the case may be) shall have no reasonable objection, upon reasonable notice, free access to such books of account at all times during normal business hours for the purpose of the discharge or exercise of the duties, trusts, powers, authorities and discretions vested in it under these presents or by operation of law;

         (v) send to the Trustee (in addition to any copies to which it may be entitled as a holder of any securities of the Issuer or the Guarantor) two copies in English of every balance sheet, profit and loss account, report, circular and notice of general meeting and every other document issued or sent to its shareholders together with any of the foregoing, and every document issued or sent to holders of securities other than its shareholders (including the Holders) as soon as practicable after the issue or publication thereof;

         (vi) forthwith give notice in writing to the Trustee of the coming into existence of any Security Interest which would require any security to be given in respect of any series of the Securities pursuant to Condition 3 or of the occurrence of any Event of Default or any Potential Event of Default;

         (vii) send to the Trustee (a) within 14 days after demand by the Trustee therefor and (b) (without the necessity for any such demand) promptly after the publication of its audited accounts in respect of each financial period commencing with the financial period ending 31st December, 1999 and in any event not later than 180 days after the end of each such financial period a certificate signed by two Directors of the Issuer and two Directors of the Guarantor to the effect that as at a date not more than seven days before delivering such certificate (the "CERTIFICATION DATE") there did not exist and had not existed since the certification date of the previous certificate (or in the case of the first such certificate the date hereof) any Event of Default or any Potential Event of Default (or if such exists or existed specifying the same) and that during the period from and including the certification date of the last such certificate (or in the case of the first such certificate the date hereof) to and including the certification date of such certificate each of the Issuer and the Guarantor has complied with all its obligations contained in these presents or (if such is not the case) specifying the respects in which it has not complied;

         (viii) at all times execute all such further documents and carry out all such further acts and things as may be necessary at any time or times in the reasonable opinion of the Trustee to give effect to these presents;

         (ix) at all times maintain an Agent Bank, Reference Banks, Paying Agents, a Registrar and Transfer Agents to the extent required by and in accordance with the Conditions;

         (x) use all reasonable endeavours to procure that the Principal Paying Agent and the Registrar notify the Trustee forthwith in the event that the Principal Paying Agent or, as the case may be, the Registrar does not, on or before the due date for any payment in respect of the Securities or any of them or any of the Coupons, receive unconditionally pursuant to the Paying Agency Agreement payment of the full amount in the requisite currency of the moneys payable on such due date on all such Securities or Coupons as the case may be;

         (xi) in the event of the unconditional payment to the Principal Paying Agent, the Registrar or the Trustee of any sum due in respect of the Securities or any of them or any of the Coupons being made after the due date for payment thereof forthwith give or procure to be given notice to the relevant Holders in accordance with Condition 14 that such payment has been made;

         (xii) use all reasonable endeavours to maintain the listing of the Securities on The Stock Exchange or, if it is unable to do so having used all reasonable endeavours, use all reasonable endeavours to obtain and maintain a quotation or listing of the Securities on such other stock exchange or exchanges or securities market or markets as the Issuer may (with the prior written approval of the Trustee (such approval not to be unreasonably withheld)) decide and shall also upon obtaining a quotation or listing of the Securities on such other stock exchange or exchanges or securities market or markets enter into a trust deed supplemental to this Trust Deed to effect such consequential amendments to these presents as the Trustee may require or as shall be requisite to comply with the requirements of any such stock exchange or securities market;

         (xiii) give notice to the Holders in accordance with Condition 14 of any appointment, resignation or removal of any Agent Bank, Reference Bank, Paying Agent, Registrar or Transfer Agent (other than the appointment of the initial Agent Bank, Reference Banks, Paying Agents, Registrar and Transfer Agents) after having obtained the prior written approval of the Trustee thereto or any change of any Paying Agent's, Registrar's or Transfer Agent's specified office and (except as provided by the Agent Bank Agreement or the Paying Agency Agreement or the Conditions) at least 30 days prior to such event taking effect; PROVIDED ALWAYS THAT so long as any of the Securities remains outstanding in the case of the termination of the appointment of the Agent Bank, the Registrar or a Transfer Agent or so long as any of the Securities or Coupons remains liable to prescription in the case of the termination of the appointment of the Principal Paying Agent no such termination shall take effect until a new Agent Bank, Registrar, Transfer Agent or Principal Paying Agent (as the case may be) has been appointed on terms previously approved in writing by the Trustee;

         (xiv) obtain the prior written approval of the Trustee to, and promptly give to the Trustee two copies of, the form of every notice given to the Holders in accordance with Condition 14 (such approval, unless so expressed, not to constitute approval for the purposes of Section 57 of the Financial Services Act 1986 of the United Kingdom of any such notice which is an investment advertisement (as therein defined));

         (xv) if payments of principal, premium or interest in respect of the Securities or the Coupons by the Issuer or the Guarantor shall become subject generally to the taxing jurisdiction of any territory or any political sub-division or any authority therein or thereof having power to tax other than or in addition to the United Kingdom or any such political sub-division or any such authority therein or thereof, immediately upon becoming aware thereof notify the Trustee of such event and (unless the Trustee otherwise agrees) enter forthwith into a trust deed supplemental to this Trust Deed, giving to the Trustee an undertaking or covenant in form and manner satisfactory to the Trustee in terms corresponding to the terms of Condition 8 with the substitution for (or, as the case may be, the addition to) the references therein to the United Kingdom or any political sub-division or any authority therein or thereof having power to tax of references to that other or additional territory or any political sub-division or any authority therein or thereof having power to tax to whose taxing jurisdiction such payments shall have become subject as aforesaid such Trust Deed also (where applicable) to modify Condition 6(b) so that such Condition shall make reference to the other or additional territory, any political sub-division and any authority therein or thereof having power to tax;

         (xvi) comply with and perform all its obligations under the Agent Bank Agreement and the Paying Agency Agreement and use all reasonable endeavours to procure that the Agent Bank, the Paying Agents, the Registrar and the Transfer Agents comply with and perform all their respective obligations thereunder and (in the case of the Paying Agents and the Registrar) any notice given by the Trustee pursuant to Clause 2(C)(i) and not make any amendment or modification to either of such Agreements without the prior written approval of the Trustee;

         (xvii) in order to enable the Trustee to ascertain the principal amount of Securities of each series for the time being outstanding for any of the purposes referred to in the proviso to the definition of "OUTSTANDING" in Clause 1, deliver to the Trustee forthwith upon being so requested in writing by the Trustee a certificate in writing signed by two Directors of the Issuer or two Directors of the Guarantor (as appropriate) setting out the total number and aggregate principal amount of Securities of each series which:

                  (a) up to and including the date of such certificate have been purchased by the Issuer, the Guarantor or any other Subsidiary of the Guarantor and cancelled; and

                  (b) are at the date of such certificate held by, for the benefit of, or on behalf of, the Issuer, the Guarantor, any other Subsidiary of the Guarantor, any holding company of the Guarantor or any other Subsidiary of such holding company;

         (xviii) procure its Subsidiaries to comply with all (if any) applicable provisions of Condition 6(d);

         (xix) use all reasonable endeavours to procure that each of the Paying Agents makes available for inspection by Holders and Couponholders at its specified office copies of these presents, the Paying Agency Agreement, the Agent Bank Agreement and the then latest audited balance sheets and profit and loss accounts (consolidated if applicable) of the Issuer and the Guarantor;

         (xx) if, in accordance with the provisions of the Conditions, interest in respect of Bearer Securities denominated in U.S. dollars becomes payable at the specified office of any Paying Agent in the United States of America promptly give notice thereof to the Holders in accordance with Condition 14;

         (xxi) give to the Trustee at the same time as sending to it the certificates referred to in paragraph (vii) above, a certificate by the Auditors of the Issuer addressed to the Issuer and/or the Trustee (with a form and content satisfactory to the Trustee) listing those Subsidiaries of the Issuer which as at the certification date (as defined in paragraph (vii) above) of the relevant certificate given under paragraph (vii) above or, as the case may be, as at the last day of the most recently ended financial period of the Issuer were Principal Subsidiaries for the purposes of Condition 10;

         (xxii) give to the Trustee, as soon as reasonably practicable after the acquisition or disposal of any company which thereby becomes or ceases to be a Principal Subsidiary or after any transfer is made to any Subsidiary of the Issuer which thereby becomes a Principal Subsidiary a certificate by the Auditors of the Issuer addressed to the Issuer and/or the Trustee (with a form and content satisfactory to the Trustee) to such effect;

         (xxiii) if the Conditions permit purchase of Securities without all unmatured Coupons, upon due surrender for payment in accordance with the Conditions, pay the face value of all Coupons (including Coupons issued in exchange for Talons) appertaining to all

                  Securities purchased by the Issuer, the Guarantor or any other Subsidiary of the Guarantor;

         (xxiv) where the Issuer, the Guarantor or any Principal Subsidiary seeks to rely on the exception in Condition 3, use its best endeavours to give to the Trustee a certificate of the Auditors of the Issuer (whether or not addressed to the Trustee) specifying the amount of the Capital and Reserves for the purposes of Condition 3, such certificate to be provided before the Issuer creates or has outstanding a Security Interest in respect of any Relevant Indebtedness and/or guarantee within Condition 3;

         (xxv)    give to the Trustee a certificate of two Directors of the
                  Issuer:

                  (a) specifying the aggregate amount of any Relevant Indebtedness of the Issuer, the Guarantor or any Principal Subsidiary or any Relevant Indebtedness guaranteed by the Issuer, the Guarantor or any Principal Subsidiary and in respect of which a Security Interest or Security Interests has or have been created or is or are outstanding, such certificate to be provided before the Issuer, the Guarantor or any Principal Subsidiary creates or has outstanding any new Security Interest in respect of Relevant Indebtedness;

                  (b) specifying that a Subsidiary of the Issuer is an Excluded Subsidiary, such certificate to be provided before or at the same time as any written notice given to the Trustee by the Issuer that a Subsidiary of the Issuer is an Excluded Subsidiary; and

                  (c) specifying details of any termination of, or any modification to the terms and conditions of, the Appointment, each such certificate to be provided promptly upon any such termination or modification being made; and

         (xxvi) give prior notice to the Trustee of any proposed redemption pursuant to Condition 6(b) or (c) and, if it has decided to give notice to Bondholders of its intention to redeem some only of the Bonds pursuant to Condition 6(c), make drawings prior to giving such notice and following the giving of such notice redeem the relevant Bonds accordingly.

15.      REMUNERATION AND INDEMNIFICATION OF TRUSTEE

(A) THE Issuer shall pay to the Trustee remuneration for its services as trustee as from the date of this Trust Deed, such remuneration to be at such rate as may from time to time be agreed between the Issuer and the Trustee. Such remuneration shall be payable in advance on 30th March in each year, the first such payment to be made on the date hereof. The rate of remuneration in force from time to time may upon the final redemption of the whole of the Securities of any series be reduced by such amount as shall be agreed between the Issuer and the Trustee, such reduced remuneration to be calculated from such date as shall be agreed as aforesaid. Such remuneration shall accrue from day to day and be payable (in priority to payments to the Holders and Couponholders) up to and including the date when, all the Securities having become due for redemption, the redemption moneys and interest thereon to the date of redemption have been paid to the Principal Paying Agent and, where applicable, the Registrar or, as the case may be, the Trustee PROVIDED THAT if upon due presentation of any Security or Coupon or any cheque payment of the moneys due in respect thereof is improperly withheld or refused, remuneration will commence again to accrue.

(B) In the event of the occurrence of an Event of Default or a Potential Event of Default or the Trustee considering it expedient or necessary or being requested by the Issuer or the Guarantor to undertake duties which the Trustee and the Issuer agree to be of an exceptional nature or otherwise outside the scope of the normal duties of the Trustee under these presents the Issuer shall pay to the Trustee such additional remuneration as shall be agreed between them.

(C) The Issuer shall in addition pay to the Trustee an amount equal to the amount of any value added tax or similar tax chargeable in respect of its remuneration under these presents.

(D)      In the event of the Trustee and the Issuer failing to agree:

         (1) (in a case to which sub-clause (A) above applies) upon the amount of the remuneration; or

         (2) (in a case to which sub-clause (B) above applies) upon whether such duties shall be of an exceptional nature or otherwise outside the scope of the normal duties of the Trustee under these presents, or upon such additional remuneration, such matters shall be determined by a merchant or investment bank (acting as an expert and not as an arbitrator) selected by the Trustee and approved by the Issuer or, failing such approval, nominated (on the application of the Trustee) by the President for the time being of The Law Society of England and Wales (the expenses involved in such nomination and the fees of such merchant or investment bank being payable by the Issuer) and the determination of any such merchant or investment bank shall be final and binding upon the Trustee and the Issuer.

(E) The Issuer shall also pay or discharge all Liabilities incurred by the Trustee in relation to the preparation and execution of, the exercise of its powers and the performance of its duties under, and in any other manner in relation to, these presents, including but not limited to travelling expenses and any stamp, issue, registration, documentary and other taxes or duties paid or payable by the Trustee in connection with any action taken or contemplated by or on behalf of the Trustee for enforcing, or resolving any doubt concerning, or for any other purpose in relation to, these presents.

(F) All amounts payable pursuant to sub-clause (E) above and/or Clause 16(J) shall be payable by the Issuer on the date specified in a demand by the Trustee and in the case of payments actually made by the Trustee prior to such demand shall (if not paid within 15 days after such demand and the Trustee so requires) carry interest at the rate of two per cent. per annum above the Base Rate from time to time of Midland Bank plc from the date specified in such demand, and in all other cases shall (if not paid on the date specified in such demand or, if later, within 15 days after such demand and, in either case, the Trustee so requires) carry interest at such rate from the date specified in such demand. All remuneration payable to the Trustee shall carry interest at such rate from the due date therefor.

(G) Unless otherwise specifically stated in any discharge of these presents the provisions of this Clause and Clause 16(J) shall continue in full force and effect notwithstanding such discharge.

(H) The Trustee shall be entitled in its absolute discretion to determine in respect of which series of Securities any Liabilities incurred under these presents have been incurred or to allocate any such Liabilities between the Original Bonds and any Further Securities of any series.

16.      SUPPLEMENT TO TRUSTEE ACT 1925

         THE Trustee shall have all the powers conferred upon trustees by the Trustee Act 1925 of England and Wales and by way of supplement thereto it is expressly declared as follows:

         (A) The Trustee may in relation to these presents act on the advice or opinion of or any information obtained from any lawyer, valuer, accountant, surveyor, banker, broker, auctioneer or other expert whether obtained by the Issuer, the Guarantor, the Trustee or otherwise and shall not be responsible for any Liability occasioned by so acting.

         (B) Any such advice, opinion or information may be sent or obtained by letter, telex, telegram, facsimile transmission or cable and the Trustee shall not be liable for acting on any advice, opinion or information purporting to be conveyed by any such letter, telex, telegram, facsimile transmission or cable although the same shall contain some error or shall not be authentic.

         (C) The Trustee may call for and shall be at liberty to accept as sufficient evidence of any fact or matter or the expediency of any transaction or thing a certificate signed by the Auditors or any two Directors of the Issuer and/or by any two Directors of the Guarantor and the Trustee shall not be bound in any such case to call for further evidence or be responsible for any Liability that may be occasioned by it or any other person acting on such certificate.

         (D) The Trustee shall be at liberty to hold these presents and any other documents relating thereto or to deposit them in any part of the world with any banker or banking company or company whose business includes undertaking the safe custody of documents or lawyer or firm of lawyers considered by the Trustee to be of good repute and the Trustee shall not be responsible for or required to insure against any Liability incurred in connection with any such holding or deposit and may pay all sums required to be paid on account of or in respect of any such deposit.

         (E) The Trustee shall not be responsible for the receipt or application of the proceeds of the issue of any of the Securities by the Issuer, the exchange of any Global Security for another Global Security or definitive Securities, the delivery of any Global Security or definitive Securities to the person(s) entitled to it or them or the exchange of Bearer Securities for Registered Securities or of Registered Securities for Bearer Securities.

         (F) The Trustee shall not be bound to give notice to any person of the execution of any documents comprised or referred to in these presents or to take any steps to ascertain whether any Event of Default or any Potential Event of Default has happened and, until it shall have actual knowledge or express notice pursuant to these presents to the contrary, the Trustee shall be entitled to assume that no Event of Default or Potential Event of Default has happened and that each of the Issuer and the Guarantor is observing and performing all its obligations under these presents.

         (G) Save as expressly otherwise provided in these presents, the Trustee shall have absolute and uncontrolled discretion as to the exercise or non-exercise of its trusts, powers, authorities and discretions under these presents (the exercise or non-exercise of which as between the Trustee and the Holders and Couponholders shall be conclusive and binding on the Holders and Couponholders) and shall not be responsible for any Liability which may result from their exercise or non-exercise and in particular the Trustee shall not be bound to act at the request or direction of the Holders or otherwise under any provision of these presents or to take at such request or direction or otherwise any other action under any provision of these presents, without prejudice to the generality of Clause 9(A), unless it shall first be indemnified to its satisfaction against all Liabilities to which it may render itself liable or which it may incur by so doing.

         (H) The Trustee shall not be liable to any person by reason of having acted upon any Extraordinary Resolution in writing or any Extraordinary Resolution or other resolution purporting to have been passed at any meeting of the Holders of Securities of all or any series in respect whereof minutes have been made and signed even though subsequent to its acting it may be found that there was some defect in the constitution of the meeting or the passing of the resolution or (in the case of an Extraordinary Resolution in writing) that not all Holders had signed the Extraordinary Resolution or that for any reason the resolution was not valid or binding upon such Holders and the relative Couponholders.

         (I) The Trustee shall not be liable to any person by reason of having accepted as valid or not having rejected any Security or Coupon purporting to be such and subsequently found to be forged or not authentic.

         (J) Subject to Clause 17 and without prejudice to the right of indemnity by law given to trustees, the Issuer, failing whom the Guarantor, shall indemnify the Trustee and every Appointee and keep it or him indemnified against all Liabilities to which it or he may be or become subject or which may be incurred by it or him in the execution or purported execution of any of its or his trusts, powers, authorities and discretions under these presents or its or his functions under any such appointment or in respect of any other matter or thing done or omitted in any way relating to these presents or any such appointment.

         (K) Any consent or approval given by the Trustee for the purposes of these presents may be given on such terms and subject to such conditions (if any) as the Trustee thinks fit and notwithstanding anything to the contrary in these presents may be given retrospectively.

         (L) The Trustee shall not (unless and to the extent ordered so to do by a court of competent jurisdiction) be required to disclose to any Holder or Couponholder any information (including, without limitation, information of a confidential, financial or price sensitive nature) made available to the Trustee by the Issuer or the Guarantor or any other person in connection with these presents and no Holder or Couponholder shall be entitled to take any action to obtain from the Trustee any such information.

         (M) Where it is necessary or desirable for any purpose in connection with these presents to convert any sum from one currency to another it shall (unless otherwise provided by these presents or required by law) be converted at such rate or rates, in accordance with such method and as at such date for the determination of such rate of exchange, as may be agreed by the Trustee in consultation with the Issuer or the Guarantor as relevant and any rate, method and date so agreed shall be binding on the Issuer, the Guarantor, the Holders and the Couponholders.

         (N) The Trustee may certify whether or not any of the conditions, events and acts set out in sub-paragraphs (b), (c), (e), (f),
                  (g) and (h) of Condition 10 (each of which conditions, events and acts shall, unless in any case the Trustee in its absolute discretion shall otherwise determine, for all the purposes of these presents be deemed to include the circumstances resulting therein and the consequences resulting therefrom) is in its opinion materially prejudicial to the interests of the Holders and any such certificate shall be conclusive and binding upon the Issuer, the Guarantor, the Holders and the Couponholders.

         (O) The Trustee as between itself and the Holders and Couponholders may determine all questions and doubts arising in relation to any of the provisions of these presents. Every such determination, whether or not relating in whole or in part to the acts or proceedings of the Trustee, shall be conclusive and shall bind the Trustee and the Holders and Couponholders.

         (P) In connection with the exercise by it of any of its trusts, powers, authorities and discretions under these presents (including, without limitation, any modification, waiver, authorisation, determination or substitution), the Trustee shall have regard to the general interests of the Holders as a class and shall not have regard to any interests arising from circumstances particular to individual Holders or Couponholders (whatever their number) and, in particular but without limitation, shall not have regard to the consequences of any such exercise for individual Holders or Couponholders (whatever their number) resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory or any political sub-division thereof and the Trustee shall not be entitled to require, nor shall any Holder or Couponholder be entitled to claim, from the Issuer, the Guarantor, the Trustee or any other person any indemnification or payment in respect of any tax consequence of any such exercise upon individual Holders or Couponholders except to the extent already provided for in Condition 8 and/or any undertaking given in addition thereto or in substitution therefor under these presents.

         (Q) Any trustee of these presents being a lawyer, accountant, broker or other person engaged in any profession or business shall be entitled to charge and be paid all usual professional and other charges for business transacted and acts done by him or his firm in connection with the trusts of these presents and also his reasonable charges in addition to disbursements for all other work and business done and all time spent by him or his firm in connection with matters arising in connection with these presents.

         (R) The Trustee may whenever it thinks fit and, if appropriate, after consultation with the Issuer and/or the Guarantor delegate by power of attorney or otherwise to any person or persons or fluctuating body of persons (whether being a joint trustee of these presents or not) all or any of its trusts, powers, authorities and discretions under these presents. Such delegation may be made upon such terms (including power to sub-delegate) and subject to such conditions and regulations as the Trustee may in the interests of the Holders think fit. Provided that the Trustee has exercised reasonable care in the selection of such delegate, the Trustee shall not be under any obligation to supervise the proceedings or acts of any such delegate or sub-delegate or be in any way responsible for any Liability incurred by reason of any misconduct or default on the part of any such delegate or sub-delegate. The Trustee shall within a reasonable time after any such delegation or any renewal, extension or termination thereof give notice thereof to the Issuer.

         (S) The Trustee may in the conduct of the trusts of these presents instead of acting personally employ and pay an agent (whether being a lawyer or other professional person) to transact or conduct, or concur in transacting or conducting, any business and to do, or concur in doing, all acts required to be done in connection with these presents (including the receipt and payment of money). Provided that the Trustee has exercised reasonable care in the selection of such agent, the Trustee shall not be in any way responsible for any Liability incurred by reason of any misconduct or default on the part of any such agent or be bound to supervise the proceedings or acts of any such agent.

         (T) The Trustee shall not be responsible for the execution, delivery, legality, effectiveness, adequacy, genuineness, validity, performance, enforceability or admissibility in evidence of these presents or any other document relating or expressed to be supplemental thereto and shall not be liable for any failure to obtain any licence, consent or other authority for the execution, delivery, legality, effectiveness, adequacy, genuineness, validity, performance, enforceability or admissibility in evidence of these presents or any other document relating or expressed to be supplemental thereto.

         (U) The Trustee shall not at any time be under any duty or responsibility to any Holder to determine whether any Put Event, Restructuring Event, Rating Downgrade or Negative Rating Event (each as defined in the Conditions) has occurred.

17.      TRUSTEE'S LIABILITY

         NOTHING in these presents shall in any case in which the Trustee has failed to show the degree of care and diligence required of it as trustee having regard to the provisions of these presents conferring on it any trusts, powers, authorities or discretions exempt the Trustee from or indemnify it against any liability for breach of trust of which it may be guilty in relation to its duties under these presents.

18.      TRUSTEE CONTRACTING WITH THE ISSUER AND THE GUARANTOR

         NEITHER the Trustee nor any director or officer or holding company, Subsidiary or associated company of a corporation acting as a trustee under these presents shall by reason of its or his fiduciary position be in any way precluded from:

         (i) entering into or being interested in any contract or financial or other transaction or arrangement with the Issuer or the Guarantor or any person or body corporate associated with the Issuer or the Guarantor (including without limitation any contract, transaction or arrangement of a banking or insurance nature or any contract, transaction or arrangement in relation to the making of loans or the provision of financial facilities or financial advice to, or the purchase, placing or underwriting of or the subscribing or procuring subscriptions for or otherwise acquiring, holding or dealing with, or acting as paying agent in respect of, the Securities or any other bonds, notes stocks, shares, debenture stock, debentures or other securities of, the Issuer or the Guarantor or any person or body corporate associated as aforesaid); or

         (ii) accepting or holding the trusteeship of any other trust deed constituting or securing any other securities issued by or relating to the Issuer or the Guarantor or any such person or body corporate so associated or any other office of profit under the Issuer or the Guarantor or any such person or body corporate so associated, and shall be entitled to exercise and enforce its rights, comply with its obligations and perform its duties under or in relation to any such contract, transaction or arrangement as is referred to in (i) above or, as the case may be, any such trusteeship or office of profit as is referred to in (ii) above without regard to the interests of the Holders and notwithstanding that the same may be contrary or prejudicial to the interests of the Holders and shall not be responsible for any Liability occasioned to the Holders thereby and shall be entitled to retain and shall not be in any way liable to account for any profit made or share of brokerage or commission or remuneration or other amount or benefit received thereby or in connection therewith.

         Where any holding company, Subsidiary or associated company of the Trustee or any director or officer of the Trustee acting other than in his capacity as such a director or officer has any information, the Trustee shall not thereby be deemed also to have knowledge of such information and, unless it shall have actual knowledge of such information, shall not be responsible for any loss suffered by Holders resulting from the Trustee's failing to take such information into account in acting or refraining from acting under or in relation to these presents.

19.      WAIVER, AUTHORISATION AND DETERMINATION

(A) THE Trustee may without the consent or sanction of the Holders and without prejudice to its rights in respect of any subsequent breach, Event of Default or Potential Event of Default from time to time and at any time but only if and in so far as in its opinion the interests of the Holders shall not be materially prejudiced thereby waive or authorise any breach or proposed breach by the Issuer or the Guarantor of any of the covenants or provisions contained in these presents or determine that any Event of Default or Potential Event of Default shall not be treated as such for the purposes of these presents PROVIDED ALWAYS THAT the Trustee shall not exercise any powers conferred on it by this Clause in contravention of any express direction given by Extraordinary Resolution or by a request under Condition 10 but so that no such direction or request shall affect any waiver, authorisation or determination previously given or made. Any such waiver, authorisation or determination may be given or made on such terms and subject to such conditions (if any) as the Trustee may determine, shall be binding on the Holders and the Couponholders and, if, but only if, the Trustee shall




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

         so require, shall be notified by the Issuer to the Holders in accordance with Condition 14 as soon as practicable thereafter.

         MODIFICATION

(B) The Trustee may without the consent or sanction of the Holders or Couponholders at any time and from time to time concur with the Issuer and the Guarantor in making any modification (i) to these presents which in the opinion of the Trustee it may be proper to make PROVIDED THAT the Trustee is of the opinion that such modification will not be materially prejudicial to the interests of the Holders or (ii) to these presents if in the opinion of the Trustee such modification is of a formal, minor or technical nature or to correct a manifest error. Any such modification may be made on such terms and subject to such conditions (if any) as the Trustee may determine, shall be binding upon the Holders and the Couponholders and, unless the Trustee agrees otherwise, shall be notified by the Issuer to the Holders in accordance with Condition 14 as soon as practicable thereafter.

         BREACH

(C) Any breach of or failure to comply with any such terms and conditions as are referred to in sub-clauses (A) and (B) of this Clause shall constitute a default by the Issuer or the Guarantor (as the case may be) in the performance or observance of a covenant or provision binding on it under or pursuant to these presents.

20.      HOLDER OF DEFINITIVE BEARER SECURITY ASSUMED TO BE COUPONHOLDER

(A) WHEREVER in these presents the Trustee is required or entitled to exercise a power, trust, authority or discretion under these presents, except as ordered by a court of competent jurisdiction or as required by applicable law, the Trustee shall, notwithstanding that it may have express notice to the contrary, assume that each Holder is the holder of all Coupons appertaining to each Bearer Security in definitive form of which he is the holder.

         NO NOTICE TO COUPONHOLDERS

(B) Neither the Trustee nor the Issuer nor the Guarantor shall be required to give any notice to the Couponholders for any purpose under these presents and the Couponholders shall be deemed for all purposes to have notice of the contents of any notice given to the Holders in accordance with Condition 14.

         ENTITLEMENT TO TREAT HOLDER AS ABSOLUTE OWNER

(C) The Issuer, the Guarantor, the Trustee, the Paying Agents, the Registrar and the Transfer Agents may (to the fullest extent permitted by applicable laws) deem and treat the holder of any Security or of a particular principal amount of the Securities and the holder of any Coupon as the absolute owner of such Security, principal amount or Coupon, as the case may be, for all purposes (whether or not such Security, principal amount or Coupon shall be overdue and notwithstanding any notice of ownership thereof or of trust or other interest with regard thereto, any notice of loss or theft thereof or any writing thereon), and the Issuer, the Guarantor, the Trustee, the Paying Agents, the Registrar and the Transfer Agents shall not be affected by any notice to the contrary. All payments made to any such holder of a Security in definitive form or a Coupon or to the bearer of a Global Security shall be valid and, to the extent of the sums so paid, effective to satisfy and discharge the liability for the moneys payable in respect of such Security, principal amount or Coupon, as the case may be.

21.      SUBSTITUTION

(A)      (1)      The Trustee may without the consent of the Holders or
                  Couponholders at any time agree with the Issuer to the substitution in place of the Issuer (or of any previous substitute or substitutes under this Clause) as the principal debtor under these presents of the Guarantor or any other
                  Subsidiary of the Issuer (other than an Excluded Subsidiary)
                  (such substituted company being hereinafter called the "NEW
                  COMPANY") provided that a trust deed is executed or some other form of undertaking is given by the New Company in form and manner satisfactory to the Trustee, agreeing to be bound by the provisions of these presents with any consequential amendments which the Trustee may deem appropriate as fully as if the New Company had been named in these presents as the principal debtor in place of the Issuer (or of any previous substitute or substitutes under this Clause).

         (2)      The following further conditions shall apply to (1) above:

                  (i) the Issuer, the Guarantor and the New Company shall comply with such other requirements as the Trustee may direct in the interests of the Holders;

                  (ii) where the New Company is incorporated, domiciled or resident in, or subject generally to the taxing jurisdiction of, a territory other than or in addition to the United Kingdom or any political sub-division or any authority therein or thereof having power to tax, undertakings or covenants shall be given by the New Company in terms corresponding to the provisions of Condition 8 with the substitution for (or, as the case may be, the addition to) the references to the United Kingdom of references to that other or additional territory in which the New Company is incorporated, domiciled or resident or to whose taxing jurisdiction it is subject and (where applicable) Condition 6(b) shall be modified accordingly;

                  (iii) without prejudice to the rights of reliance of the Trustee under the immediately following paragraph
                           (iv), the Trustee is satisfied that the relevant transaction is not materially prejudicial to the interests of the Holders; and

                  (iv) if two Directors of the New Company (or other officers acceptable to the Trustee) shall certify that the New Company is solvent at the time at which the relevant transaction is proposed to be effected (which certificate the Trustee may rely upon absolutely) the Trustee shall not be under any duty to have regard to the financial condition, profits or prospects of the New Company or to compare the same with those of the Issuer or the previous substitute under this Clause as applicable.

(B) Any such trust deed or undertaking shall, if so expressed, operate to release the Issuer or the previous substitute as aforesaid from all of its obligations as principal debtor under these presents. Not later than 14 days after the execution of such documents and compliance with such requirements, the New Company shall give notice thereof in a form previously approved by the Trustee to the Holders in the manner provided in Condition 14. Upon the execution of such documents and compliance with such requirements, the New Company shall be deemed to be named in these presents as the principal debtor in place of the Issuer (or in place of the previous substitute under this Clause) under these presents and these presents shall be deemed to be modified in such manner as shall be necessary to give effect to the above provisions and, without limitation, references in these presents to the Issuer shall, unless the context otherwise requires, be deemed to be or include references to the New Company.

22.      CURRENCY INDEMNITY

         EACH of the Issuer and the Guarantor shall severally indemnify the Trustee, every Appointee, the Holders and the Couponholders and keep them indemnified against:

         (a) any Liability incurred by any of them arising from the non-payment by the Issuer or the Guarantor of any amount due to the Trustee or the Holders or Couponholders under these presents by reason of any variation in the rates of exchange between those used for the purposes of calculating the amount due under a judgment or order in respect thereof and those prevailing at the date of actual payment by the Issuer or the Guarantor; and

         (b) any deficiency arising or resulting from any variation in rates of exchange between (i) the date as of which the local currency equivalent of the amounts due or contingently due under these presents (other than this Clause) is calculated for the purposes of any bankruptcy, insolvency or liquidation of the Issuer or the Guarantor and (ii) the final date for ascertaining the amount of claims in such bankruptcy, insolvency or liquidation. The amount of such deficiency shall be deemed not to be reduced by any variation in rates of exchange occurring between the said final date and the date of any distribution of assets in connection with any such bankruptcy, insolvency or liquidation.

         The above indemnities shall constitute obligations of the Issuer and the Guarantor separate and independent from their obligations under the other provisions of these presents and shall apply irrespective of any indulgence granted by the Trustee or the Holders or the Couponholders from time to time and shall continue in full force and effect notwithstanding the judgment or filing of any proof or proofs in any bankruptcy, insolvency or liquidation of the Issuer or the Guarantor for a liquidated sum or sums in respect of amounts due under these presents (other than this Clause). Any such deficiency as aforesaid shall be deemed to constitute a loss suffered by the Holders and Couponholders and no proof or evidence of any actual loss shall be required by the Issuer or the Guarantor or their liquidator or liquidators.

23.      NEW TRUSTEE

(A) THE power to appoint a new trustee of these presents shall be vested in the Issuer but no person shall be appointed who shall not previously have been approved by an Extraordinary Resolution. One or more persons may hold office as trustee or trustees of these presents but such trustee or trustees shall be or include a Trust Corporation. Whenever there shall be more than two trustees of these presents the majority of such trustees shall be competent to execute and exercise all the duties, powers, trusts, authorities and discretions vested in the Trustee by these presents provided that a Trust Corporation shall be included in such majority. Any appointment of a new trustee of these presents shall as soon as practicable thereafter be notified by the Issuer to the Principal Paying Agent, the Registrar, the Transfer Agents and the Holders.

         SEPARATE AND CO-TRUSTEES

(B) Notwithstanding the provisions of sub-clause (A) above, the Trustee may, upon giving prior notice to the Issuer and the Guarantor (but without the consent of the Issuer, the Guarantor, the Holders or the Couponholders), appoint any person established or resident in any jurisdiction (whether a Trust Corporation or not) to act either as a separate trustee or as a co-trustee jointly with the Trustee:

         (i) if the Trustee considers such appointment to be in the interests of the Holders;

         (ii) for the purposes of conforming to any legal requirements, restrictions or conditions in any jurisdiction in which any particular act or acts is or are to be performed; or

         (iii) for the purposes of obtaining a judgment in any jurisdiction or the enforcement in any jurisdiction of either a judgment already obtained or any of the provisions of these presents against the Issuer and/or the Guarantor.

         Each of the Issuer and the Guarantor irrevocably appoints the Trustee to be its attorney in its name and on its behalf to execute any such instrument of appointment. Such a person shall (subject always to the provisions of these presents) have such trusts, powers, authorities and discretions (not exceeding those conferred on the Trustee by these presents) and such duties and obligations as shall be conferred or imposed by the instrument of appointment. The Trustee shall have power in like manner to remove any such person. Such reasonable remuneration as the Trustee may pay to any such person, together with any attributable Liabilities incurred by it in performing its function as such separate trustee or co-trustee, shall for the purposes of these presents be treated as Liabilities incurred by the Trustee.

24.      TRUSTEE'S RETIREMENT AND REMOVAL

         A trustee of these presents may retire at any time on giving not less than three months' prior written notice to the Issuer and the Guarantor without giving any reason and without being responsible for any Liabilities incurred by reason of such retirement. The Holders may by Extraordinary Resolution remove any trustee or trustees for the time being of these presents. The Issuer, failing whom the Guarantor, undertakes that in the event of the only trustee of these presents which is a Trust Corporation (for the avoidance of doubt, disregarding for this purpose any separate or co-trustee appointed under Clause 23(B)) giving notice under this Clause or being removed by Extraordinary Resolution it will use its best endeavours to procure that a new trustee of these presents being a Trust Corporation is appointed as soon as reasonably practicable thereafter. The retirement or removal of any such trustee shall not become effective until a successor trustee being a Trust Corporation is appointed and, if in such circumstances, no such appointment has become effective within two months of the date of such notice or Extraordinary Resolution, the Trustee shall be entitled to appoint a Trust Corporation as trustee of these presents, but no such appointment shall take effect unless previously approved by an Extraordinary Resolution.



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

25.      TRUSTEE'S POWERS TO BE ADDITIONAL

         THE powers conferred upon the Trustee by these presents shall be in addition to any powers which may from time to time be vested in the Trustee by the general law or as a holder of any of the Securities or Coupons.

26.      NOTICES

         ANY notice or demand to the Issuer, the Guarantor or the Trustee to be given, made or served for any purposes under these presents shall be given, made or served by sending the same by pre-paid post (first class if inland, first class airmail if overseas) or facsimile transmission or by delivering it by hand as follows:

         to the Issuer:             c/o Wessex Water Services Limited
                                    Wessex House
                                    Passage Street
                                    Bristol
                                    BS2 0JQ

                                    (Attention: the Treasurer)

                                    Facsimile No. 0117 925 0643

         to the Guarantor:          Wessex House
                                    Passage Street
                                    Bristol BS2 0JQ

                                    (Attention: the Treasurer)

                                    Facsimile No. 0117 925 0643

         to the Trustee:            Mariner House
                                    Pepys Street
                                    London EC3N 4DA

                                    (Attention: HSBC Issuer Services)

                                    Telex No. 888401
                                    Facsimile No. 0171 260 0428/3269

         or to such other address or facsimile number as shall have been notified (in accordance with this Clause) to the other parties hereto and any notice or demand sent by post as aforesaid shall be deemed to have been given, made or served three days in the case of inland post or seven days in the case of overseas post after despatch and any notice or demand sent by facsimile transmission as aforesaid shall be deemed to have been given, made or served 24 hours after the time of despatch provided that in the case of a notice or demand given by facsimile transmission such notice or demand shall forthwith be confirmed by post. The failure of the addressee to receive such confirmation shall not invalidate the relevant notice or demand given by facsimile transmission.



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

27.      GOVERNING LAW

         THESE presents are governed by, and shall be construed in accordance with, English law.

28.      COUNTERPARTS

         THIS Trust Deed and any trust deed supplemental hereto may be executed and delivered in any number of counterparts, all of which, taken together, shall constitute one and the same deed and any party to this Trust Deed or any trust deed supplemental hereto may enter into the same by executing and delivering a counterpart.

IN WITNESS whereof this Trust Deed has been executed as a deed by the Issuer, the Guarantor and the Trustee and delivered on the date first stated on page 1.

                               THE FIRST SCHEDULE

                                     PART I

                   - FORM OF ORIGINAL TEMPORARY GLOBAL BOND -

                        WESSEX WATER SERVICES FINANCE PLC
         (Incorporated in England and Wales under the Companies Act 1985 with limited liability under registered number 3704265)

                              TEMPORARY GLOBAL BOND

                                  representing

          L.300,000,000 5.875 PER CENT. GUARANTEED BONDS DUE 2009

                   unconditionally and irrevocably guaranteed as to payment of principal and interest by

                          WESSEX WATER SERVICES LIMITED
         (Incorporated in England and Wales under the Companies Act 1985 with limited liability under registered number 2366648)

This Bond is a temporary Global Bond without interest coupons in respect of a duly authorised issue of Bonds of Wessex Water Services Finance Plc (the "ISSUER"), designated as specified in the title hereof (the "BONDS"), limited to the aggregate principal amount of three hundred million pounds sterling (L.300,000,000) and constituted by a Trust Deed dated 30th March, 1999 (the "TRUST DEED") between the Issuer, Wessex Water Services Limited as guarantor (the "GUARANTOR") and Midland Bank plc as trustee (the trustee for the time being thereof being herein called the "TRUSTEE"). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in the Second Schedule to the Trust Deed. Any references herein to principal or principal amount shall, unless the context otherwise requires, be deemed to include the Redemption Price (as defined in Condition 6(c)(ii)). The aggregate principal amount from time to time of this temporary Global Bond shall be three hundred million pounds sterling (L.300,000,000) or, if less, that amount as shall be shown by the latest entry duly made in the Schedule hereto.

1.       PROMISE TO PAY

         Subject as provided in this temporary Global Bond, the Issuer promises to pay to the bearer the principal amount of this temporary Global Bond (being at the date hereof three hundred million pounds sterling (L.300,000,000)) on 30th March, 2009 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Trust Deed) and to pay interest annually in arrear on 30th March on the principal amount from time to time of this temporary Global Bond at the rate of 5.875 per cent. per annum together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Trust Deed.

2.       EXCHANGE FOR PERMANENT GLOBAL BOND AND PURCHASES

         This temporary Global Bond is exchangeable in whole or in part upon the request of the bearer for a further global bond in respect of up to L.300,000,000 aggregate principal amount of the Bonds (the
         "PERMANENT GLOBAL BOND") only on and subject to the terms and conditions set out below.

         On and after 10th May, 1999 (the "EXCHANGE DATE") this temporary Global Bond may be exchanged in whole or in part at the specified office of the Principal Paying Agent (or such other place as the Trustee may agree) for the Permanent Global Bond and the Issuer shall procure that the Principal Paying Agent shall issue and deliver, in full or partial exchange for this temporary Global Bond, the Permanent Global Bond (or, as the case may be, endorse the Permanent Global Bond) in an aggregate principal amount equal to the principal amount of this temporary Global Bond submitted for exchange PROVIDED THAT if definitive Bonds (together with the Coupons appertaining thereto) have already been issued in exchange for all the Bonds represented for the time being by the Permanent Global Bond, then this temporary Global Bond may thereafter be exchanged only for definitive Bonds (together with the Coupons appertaining thereto) and in such circumstances references herein to the Permanent Global Bond shall be construed accordingly and PROVIDED FURTHER THAT the Permanent Global Bond shall be issued and delivered (or, as the case may be, endorsed) only if and to the extent that there shall have been presented to the Issuer a certificate from Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("EUROCLEAR") or from Cedelbank substantially in the form of the certificate attached as Exhibit A.

         Any person who would, but for the provisions of this temporary Global Bond, the Permanent Global Bond and the Trust Deed, otherwise be entitled to receive a definitive Bond or definitive Bonds shall not be entitled to require the exchange of an appropriate part of this temporary Global Bond for a like part of the Permanent Global Bond unless and until he shall have delivered or caused to be delivered to Euroclear or Cedelbank a certificate substantially in the form of the certificate attached as Exhibit B (copies of which form of certificate will be available at the offices of Euroclear in Brussels and Cedelbank in Luxembourg and the specified office of each of the Paying Agents).

         Upon (i) any exchange of a part of this temporary Global Bond for a like part of the Permanent Global Bond or (ii) the purchase for cancellation by or on behalf of the Issuer, the Guarantor or any other Subsidiary of the Guarantor and cancellation of a part of this temporary Global Bond in accordance with the Conditions, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Principal Paying Agent on behalf of the Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be reduced for all purposes by the amount so exchanged or so purchased and cancelled and, in each case, endorsed.

3.       PAYMENTS

         Until the entire principal amount of this temporary Global Bond has been extinguished, this temporary Global Bond shall in all respects be entitled to the same benefits as the definitive Bonds for the time being represented hereby and shall be entitled to the benefit of and be bound by the Trust Deed, except that the holder of this temporary Global Bond shall not (unless upon due presentation of this temporary Global Bond for exchange, issue and delivery (or, as the case may be, endorsement) of the Permanent Global Bond is improperly withheld or refused and such withholding or refusal is continuing at the relevant payment date) be entitled (i) to receive any payment of interest on this temporary Global Bond except (subject to (ii) below) upon certification as hereinafter provided or (ii) on and after the Exchange Date, to receive any payment on this temporary Global Bond. Upon any payment of principal or interest on this temporary Global Bond the amount so paid shall be endorsed by or on behalf of the Principal Paying Agent on behalf of the Issuer on Part I of the Schedule hereto.

         Payments of interest in respect of Bonds for the time being represented by this temporary Global Bond shall be made to the bearer only upon presentation to the Issuer of a certificate from Euroclear or from Cedelbank substantially in the form of the certificate attached as Exhibit A. Any person who would, but for the provisions of this temporary Global Bond and of the Trust Deed, otherwise be beneficially entitled to a payment of interest on this temporary Global Bond shall not be entitled to require such payment unless and until he shall have delivered or caused to be delivered to Euroclear or Cedelbank a certificate substantially in the form of the certificate attached as Exhibit B (copies of which form of certificate will be available at the offices of Euroclear in Brussels and Cedelbank in Luxembourg and the specified office of each of the Paying Agents).

         Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this temporary Global Bond shall be reduced for all purposes by the principal amount so paid and endorsed.

         All payments of any amounts payable and paid to the bearer of this temporary Global Bond shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the moneys payable hereon, on the Permanent Global Bond and on the relevant definitive Bonds and Coupons.

4.       MEETINGS

         The holder hereof shall, at any meeting of Bondholders, be treated as having one vote in respect of each L.1.00 principal amount of Bonds for which this temporary Global Bond may be exchanged.

5.       TRUSTEE'S POWERS

         In considering the interests of Bondholders in circumstances where all of the Bonds are represented by one or both of the Permanent Global Bond and this temporary Global Bond and such Global Bond(s) is/are held on behalf of Euroclear and/or Cedelbank, the Trustee may have regard to any information provided to it by such clearing system or its operator as to the identity (either individually or by way of category) of its accountholders with entitlements to the Permanent Global Bond or this temporary Global Bond (as the case may be) and may consider such interests as if such accountholders were the holder(s) of the Permanent Global Bond or this temporary Global Bond (as the case may be).

6.       NOTICES

         For so long as all of the Bonds are represented by one or both of the Permanent Global Bond and this temporary Global Bond and such Global Bond(s) is/are held on behalf of Euroclear and/or Cedelbank, notices to Bondholders may be given by delivery of the relevant notice to Euroclear and/or Cedelbank (as the case may be) for communication by it to entitled accountholders in substitution for publication as required by Condition 14 provided that, so long as the Bonds are listed on the London Stock Exchange Limited, the requirements of the London Stock Exchange Limited have been complied with. Any such notice shall be deemed to have been given to the Bondholders on the seventh day after the day on which such notice is delivered to Euroclear and/or Cedelbank (as the case may be) as aforesaid.

7.       PRESCRIPTION

         Claims against the Issuer and the Guarantor in respect of principal and interest on the Bonds while the Bonds are represented by the Permanent Global Bond or this temporary Global Bond shall be prescribed and become void unless it is presented for payment within a period of 10 years (in the case of principal) and five years (in the case of interest) from the Relevant Date (as defined in Condition 8).

8.       CALL OPTION

         For so long as all of the Bonds are represented by one or both of the Permanent Global Bond and/or this temporary Global Bond and such Global Bond(s) is/are held on behalf of Euroclear and/or Cedelbank, no drawing of Bonds will be required under Condition 6(c) in the event that the Issuer exercises its call in Condition 6(c) in respect of less than the aggregate principal amount of the Bonds outstanding. In such event, the standard procedures of Euroclear and/or Cedelbank shall operate to determine which interests in the Global Bond(s) are to be subject to such option.

9.       PUT OPTION

         For so long as all of the Bonds are represented by one or both of the Permanent Global Bond and/or this temporary Global Bond and such Global Bond(s) is/are held on behalf of Euroclear and/or Cedelbank, the option of the Bondholders provided for in Condition 7 may be exercised by the holder of this temporary Global Bond giving notice to the Principal Paying Agent of the principal amount of the Bonds in respect of which such option is exercised and at the same time presenting or procuring the presentation of this temporary Global Bond to the Principal Paying Agent for notation accordingly within the time limits set forth in that Condition.

10.      EUROCLEAR AND CEDELBANK

         References herein to Euroclear and/or Cedelbank shall be deemed to include references to any other clearing system approved by the Trustee.

11.      REDENOMINATION

         Following redenomination of the Bonds pursuant to Condition 15(e), the amount of interest due in respect of Bonds represented by this temporary Global Bond will be calculated on such basis as the Trustee may agree.

12.      AUTHENTICATION

         This temporary Global Bond shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent.

13.      GOVERNING LAW

         This temporary Global Bond is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS whereof the Issuer has caused this temporary Global Bond to be signed manually or in facsimile by a person duly authorised on its behalf.

WESSEX WATER SERVICES FINANCE PLC


By:
    -------------------------------
         Duly authorised


Issued in London, England on 30th March, 1999.


CERTIFICATE OF AUTHENTICATION

This temporary Global Bond is duly authenticated without recourse, warranty or liability.


-------------------------------
Duly authorised
for and on behalf of
Midland Bank plc
as Principal Paying Agent

                                  THE SCHEDULE

                                     PART I

                       PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this temporary Global Bond have been made:

                                                        Remaining principal amount of
                                                        this temporary Global Bond         Notation made on
Date made         Interest paid      Principal paid     following such payment             behalf of the Issuer

                        L.                 L.                       L.
--------          -------------      --------------     -----------------------------      ---------------------
--------          -------------      --------------     -----------------------------      ---------------------
--------          -------------      --------------     -----------------------------      ---------------------
--------          -------------      --------------     -----------------------------      ---------------------
--------          -------------      --------------     -----------------------------      ---------------------
--------          -------------      --------------     -----------------------------      ---------------------
--------          -------------      --------------     -----------------------------      ---------------------
--------          -------------      --------------     -----------------------------      ---------------------
--------          -------------      --------------     -----------------------------      ---------------------
--------          -------------      --------------     -----------------------------      ---------------------
--------          -------------      --------------     -----------------------------      ---------------------
--------          -------------      --------------     -----------------------------      ---------------------
--------          -------------      --------------     -----------------------------      ---------------------
--------          -------------      --------------     -----------------------------      ---------------------
--------          -------------      --------------     -----------------------------      ---------------------
--------          -------------      --------------     -----------------------------      ---------------------
--------          -------------      --------------     -----------------------------      ---------------------
--------          -------------      --------------     -----------------------------      ---------------------
--------          -------------      --------------     -----------------------------      ---------------------
--------          -------------      --------------     -----------------------------      ---------------------
--------          -------------      --------------     -----------------------------      ---------------------
--------          -------------      --------------     -----------------------------      ---------------------

                                     PART II

                     EXCHANGES FOR PERMANENT GLOBAL BOND AND
                           PURCHASES AND CANCELLATIONS

The following exchanges of a part of this temporary Global Bond for a like part of the Permanent Global Bond and/or purchases and cancellations of a part of this temporary Global Bond have been made:

              Part of principal                                 Aggregate principal
              amount of this             Part of principal      amount of this
              temporary Global Bond      amount of this         temporary Global
              exchanged for a like       temporary Global       Bond following such       Notation made
              part of the Permanent      Bond purchased         exchange or purchase      on behalf of
Date made     Global Bond                and cancelled          and cancellation          the Issuer

                        L.                        L.                     L.
--------      ----------------------     -----------------     ---------------------     ---------------
--------      ----------------------     -----------------     ---------------------     ---------------
--------      ----------------------     -----------------     ---------------------     ---------------
--------      ----------------------     -----------------     ---------------------     ---------------
--------      ----------------------     -----------------     ---------------------     ---------------
--------      ----------------------     -----------------     ---------------------     ---------------
--------      ----------------------     -----------------     ---------------------     ---------------
--------      ----------------------     -----------------     ---------------------     ---------------
--------      ----------------------     -----------------     ---------------------     ---------------
--------      ----------------------     -----------------     ---------------------     ---------------
--------      ----------------------     -----------------     ---------------------     ---------------
--------      ----------------------     -----------------     ---------------------     ---------------
--------      ----------------------     -----------------     ---------------------     ---------------
--------      ----------------------     -----------------     ---------------------     ---------------
--------      ----------------------     -----------------     ---------------------     ---------------
--------      ----------------------     -----------------     ---------------------     ---------------
--------      ----------------------     -----------------     ---------------------     ---------------
--------      ----------------------     -----------------     ---------------------     ---------------
--------      ----------------------     -----------------     ---------------------     ---------------
--------      ----------------------     -----------------     ---------------------     ---------------
--------      ----------------------     -----------------     ---------------------     ---------------
--------      ----------------------     -----------------     ---------------------     ---------------

                                    EXHIBIT A

                        WESSEX WATER SERVICES FINANCE PLC

                                  L.300,000,000
                    5.875 PER CENT. GUARANTEED BONDS DUE 2009
                               (the "SECURITIES")

                  UNCONDITIONALLY AND IRREVOCABLY GUARANTEED BY
                          WESSEX WATER SERVICES LIMITED

COMMON CODE 9582029                                           ISIN XS0095820295

This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organisations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "MEMBER ORGANISATIONS") substantially to the effect set forth in the Trust Deed, as of the date hereof L.[ ] principal amount of the above-captioned Securities (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("UNITED STATES PERSONS"), (ii) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("FINANCIAL INSTITUTIONS") purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or
(iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations
Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

If the Securities are of the category contemplated in Section 230.903(c)(3) of Regulation S under the Securities Act of 1933, as amended, then this is also to certify with respect to such principal amount of Securities set forth above that, except as set forth below, we have received in writing, by tested telex or by electronic transmission, from our Member Organisations entitled to a portion of such principal amount, certifications with respect to such portion, substantially to the effect set forth in the Trust Deed.

We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the temporary global Security excepted in such certifications and
(ii) that as of the date hereof we have not received any notification from any of our Member Organisations to the effect that the statements made by such Member Organisations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.

*Dated

                   [MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                       BRUSSELS OFFICE, AS OPERATOR OF THE
                          EUROCLEAR SYSTEM] [CEDELBANK]

                        By:
                            -------------------------------
                                  Authorised Signatory





* To be dated no earlier than the date to which this certification relates, namely (a) the payment date or (b) the date set for the exchange of the temporary Global Bond for the Permanent Global Bond.

                                    EXHIBIT B

                        WESSEX WATER SERVICES FINANCE PLC

                                  L.300,000,000
                    5.875 PER CENT. GUARANTEED BONDS DUE 2009
                               (the "SECURITIES")

                  UNCONDITIONALLY AND IRREVOCABLY GUARANTEED BY
                          WESSEX WATER SERVICES LIMITED

COMMON CODE 9582029                                           ISIN XS0095820295

This is to certify that as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("UNITED STATES PERSON(S)"), (ii) are owned by United States person(s) that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("FINANCIAL INSTITUTIONS") purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Securities is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)) this is further to certify that such financial institution has not acquired the Securities for the purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

If the Securities are of the category contemplated in Section 230.903(c)(3) of Regulation S under the Securities Act of 1933, as amended, (the "ACT"), then this is also to certify that, except as set forth below (i) in the case of debt securities, the Securities are beneficially owned by (a) non-U.S. person(s) or
(b) U.S. person(s) who purchased the Securities in transactions which did not require registration under the Act; or (ii) in the case of equity securities, the Securities are owned by (x) non-U.S. person(s) (and such person(s) are not acquiring the Securities for the account or benefit of U.S. person(s)) or (y) U.S. person(s) who purchased the Securities in a transaction which did not require registration under the Act. If this certification is being delivered in connection with the exercise of warrants pursuant to Section 230.902(m) of Regulation S under the Act, then this is further to certify that, except as set forth below, the Securities are being exercised by and on behalf of non-U.S. person(s). As used in this paragraph the term "U.S. PERSON" has the meaning given to it by Regulation S under the Act.

As used herein, "UNITED STATES" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

This certification excepts and does not relate to L.[ ] of such interest in the above Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Securities (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.

* Dated

         By:
             ------------------------

         [Name of person giving certification] (As, or as agent for, the beneficial owner(s) of the Securities to which this certification relates)



* To be dated no earlier than the date to which this certification relates, namely (a) the payment date or (b) the date set for the exchange of the temporary Global Bond for the Permanent Global Bond.

                                     PART II

                   - FORM OF ORIGINAL PERMANENT GLOBAL BOND -

ANY UNITED STATES PERSON (AS DEFINED IN THE UNITED STATES INTERNAL REVENUE CODE) WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE UNITED STATES INTERNAL REVENUE CODE.

                        WESSEX WATER SERVICES FINANCE PLC
         (Incorporated in England and Wales under the Companies Act 1985 with limited liability under registered number 3704265)

                              PERMANENT GLOBAL BOND

                               representing up to

             L.300,000,000 5.875 PER CENT. GUARANTEED BONDS DUE 2009

                   unconditionally and irrevocably guaranteed as to payment of principal and interest by

                          WESSEX WATER SERVICES LIMITED
         (Incorporated in England and Wales under the Companies Act 1985 with limited liability under registered number 2366648)

This Bond is a permanent Global Bond without interest coupons in respect of a duly authorised issue of Bonds of Wessex Water Services Finance Plc (the "ISSUER"), designated as specified in the title hereof (the "BONDS"), limited to the aggregate principal amount of up to three hundred million pounds sterling (L.300,000,000) and constituted by a Trust Deed dated 30th March, 1999 (the "TRUST DEED") between the Issuer, Wessex Water Services Limited as guarantor (the "GUARANTOR") and Midland Bank plc as trustee (the trustee for the time being thereof being herein called the "TRUSTEE"). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in the Second Schedule to the Trust Deed. Any references herein to principal or principal amount shall, unless the context otherwise requires, be deemed to include the Redemption Price (as defined in Condition 6(c)(ii)). The aggregate principal amount from time to time of this permanent Global Bond shall be that amount not exceeding
L.300,000,000 as shall be shown by the latest entry duly made in the Schedule hereto.

1.       PROMISE TO PAY

         Subject as provided in this permanent Global Bond the Issuer promises to pay to the bearer the principal amount of this permanent Global Bond on 30th March, 2009 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Trust Deed) and to pay interest annually in arrear on 30th March on the principal amount from time to time of this permanent Global Bond at the rate of 5.875 per cent. per annum together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Trust Deed.

2.       EXCHANGE FOR DEFINITIVE BONDS AND PURCHASES

         This permanent Global Bond will be exchangeable in whole but not in part (free of charge to the holder) for definitive Bonds only (i) if either Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("EUROCLEAR") or Cedelbank is closed for business for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so and no alternative clearing system satisfactory to the Trustee is available, or (ii) if the Issuer would suffer a material disadvantage in respect of the Bonds as a result of a change in the laws or regulations (taxation or otherwise) of the United Kingdom which would not be suffered were the Bonds in definitive form and a certificate to such effect signed by two Directors of the Issuer is delivered to the Trustee. Thereupon (in the case of (i) above) the holder of this permanent Global Bond (acting on the instructions of a person having a beneficial interest in this permanent Global Bond) or the Trustee may give notice to the Issuer, and (in the case of (ii) above) the Issuer may give notice to the Trustee and the Bondholders, of its intention to exchange this permanent Global Bond for definitive Bonds on or after the Exchange Date (as defined below).

         On or after the Exchange Date the holder of this permanent Global Bond may surrender this permanent Global Bond to or to the order of the Principal Paying Agent. In exchange for the whole of this permanent Global Bond the Issuer will deliver, or procure the delivery of, an equal aggregate principal amount of duly executed and authenticated definitive Bonds in bearer form, serially numbered, in the denominations of L.1,000, L.10,000 and L.100,000 each with interest coupons ("COUPONS") attached on issue in respect of interest which has not already been paid on this permanent Global Bond.

         "EXCHANGE DATE" means a day specified in the notice requiring exchange falling not less than 60 days after that on which the notice requiring exchange is given and on which banks are open for business in the city in which the specified office of the Principal Paying Agent is located and in the cities in which the relevant clearing systems are located.

         Upon (i) any exchange of a part of the Temporary Global Bond for a part of this permanent Global Bond or (ii) the purchase for cancellation by or on behalf of the Issuer, the Guarantor or any other Subsidiary of the Guarantor and cancellation of a part of this permanent Global Bond in accordance with the Conditions, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Principal Paying Agent on behalf of the Issuer on
         Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this permanent Global Bond for definitive Bonds this permanent Global Bond shall be surrendered to or to the order of the Principal Paying Agent and cancelled and, if the holder of this permanent Global Bond requests, returned to it together with any relevant definitive Bonds.

3.       MEETINGS

         The holder hereof shall, at any meeting of Bondholders, be treated as having one vote in respect of each L.1 principal amount of Bonds for which this permanent Global Bond may be exchanged.

4.       TRUSTEE'S POWERS

         In considering the interests of Bondholders in circumstances where all of the Bonds are represented by one or both of the Temporary Global Bond and this permanent Global Bond and such Global Bond(s) is/are held on behalf of Euroclear and/or Cedelbank, the Trustee may have regard to any information provided to it by such clearing system or its operator as to the identity (either individually or by way of category) of its accountholders with entitlements to the Temporary Global Bond or this permanent Global Bond (as the case may be) and may consider such interests as if such accountholders were the holder(s) of the Temporary Global Bond or this permanent Global Bond (as the case may be).

5.       PAYMENTS

         Until the entire principal amount of this permanent Global Bond has been extinguished, this permanent Global Bond shall (subject as hereinafter and in the Trust Deed provided) in all respects be entitled to the same benefits as the definitive Bonds and shall be entitled to the benefit of and be bound by the Trust Deed. Payments of principal and interest in respect of Bonds represented by this permanent Global Bond will be made against presentation for endorsement and, if no further payment falls to be made in respect of the Bonds, surrender of this permanent Global Bond to the order of the Principal Paying Agent or such other Paying Agent as shall have been notified to the Bondholders for such purposes. Upon any payment of principal or interest on this permanent Global Bond the amount so paid shall be endorsed by or on behalf of the Principal Paying Agent on behalf of the Issuer on Part I of the Schedule hereto.

         Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this permanent Global Bond shall be reduced for all purposes by the principal amount so paid and endorsed.

         All payments of any amounts payable and paid to the bearer of this permanent Global Bond shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the moneys payable hereon and on the relevant definitive Bonds and Coupons.

6.       NOTICES

         For so long as all of the Bonds are represented by one or both of the Temporary Global Bond and this permanent Global Bond and such Global Bond(s) is/are held on behalf of Euroclear and/or Cedelbank, notices to Bondholders may be given by delivery of the relevant notice to Euroclear and/or Cedelbank (as the case may be) for communication by it to entitled accountholders in substitution for publication as required by Condition 14 provided that, so long as the Bonds are listed on the London Stock Exchange Limited, the requirements of the London Stock Exchange Limited have been complied with. Any such notice shall be deemed to have been given to the Bondholders on the seventh day after the day on which such notice is delivered to Euroclear and/or Cedelbank (as the case may be) as aforesaid.

7.       PRESCRIPTION

         Claims against the Issuer and the Guarantor in respect of principal and interest on the Bonds while the Bonds are represented by the Temporary Global Bond or this permanent Global Bond shall be prescribed and become void unless it is presented for payment within a period of 10 years (in the case of principal) and five years (in the case of interest) from the Relevant Date (as defined in Condition 8).

8.       CALL OPTION

         For so long as all of the Bonds are represented by one or both of the Temporary Global Bond and/or this permanent Global Bond and such Global Bond(s) is/are held on behalf of Euroclear and/or Cedelbank, no drawing of Bonds will be required under Condition 6(c) in the event that the Issuer exercises its call option in Condition 6(c) in respect of less than the aggregate principal amount of the Bonds outstanding. In such event, the standard procedures of Euroclear and/or Cedelbank shall operate to determine which interests in the Global Bond(s) are to be subject to such option.

9.       PUT OPTION

         For so long as all of the Bonds are represented by one or both of the Temporary Global Bond and this permanent Global Bond and such Global Bond(s) is/are held on behalf of Euroclear and/or Cedelbank, the option of the Bondholders provided for in Condition 7 may be exercised by the holder of this permanent Global Bond giving notice to the Principal Paying Agent of the principal amount of the Bonds in respect of which such option is exercised and at the same time presenting or procuring the presentation of this permanent Global Bond to the Principal Paying Agent for notation accordingly within the time limits set forth in that Condition.

10.      EUROCLEAR AND CEDELBANK

         References herein to Euroclear and/or Cedelbank shall be deemed to include references to any other clearing system approved by the Trustee.

11.      REDENOMINATION

         Following redenomination of the Bonds pursuant to Condition 15(e), the amount of interest due in respect of Bonds represented by this permanent Global Bond will be calculated on such basis as the Trustee may agree. If, after such redenomination, definitive Bonds are required to be issued, they shall be issued at the expense of the Issuer and in such denominations as the Trustee and the Principal Paying Agent may determine and as shall be notified to the Bondholders in accordance with Condition 14.

12.      AUTHENTICATION

         This permanent Global Bond shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent.

13.      GOVERNING LAW

         This permanent Global Bond is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS whereof the Issuer has caused this permanent Global Bond to be signed manually or in facsimile by a person duly authorised on its behalf.

WESSEX WATER SERVICES FINANCE PLC


By:
    ----------------------------------------
             Duly authorised


Issued in London, England on 30th March, 1999.


CERTIFICATE OF AUTHENTICATION

This permanent Global Bond is duly authenticated without recourse, warranty or liability.


-----------------------------

Duly authorised
for and on behalf of
Midland Bank plc
as Principal Paying Agent

                                  THE SCHEDULE

                                     PART I

                       PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this permanent Global Bond have been made:

                                                     Remaining principal amount of
                                                     this permanent Global Bond             Notation made on
Date made        Interest paid   Principal paid      following such payment                 behalf of the Issuer

                       L.              L.                         L.

---------        -------------   --------------      ------------------------------         --------------------
---------        -------------   --------------      ------------------------------         --------------------
---------        -------------   --------------      ------------------------------         --------------------
---------        -------------   --------------      ------------------------------         --------------------
---------        -------------   --------------      ------------------------------         --------------------
---------        -------------   --------------      ------------------------------         --------------------
---------        -------------   --------------      ------------------------------         --------------------
---------        -------------   --------------      ------------------------------         --------------------
---------        -------------   --------------      ------------------------------         --------------------
---------        -------------   --------------      ------------------------------         --------------------
---------        -------------   --------------      ------------------------------         --------------------
---------        -------------   --------------      ------------------------------         --------------------
---------        -------------   --------------      ------------------------------         --------------------
---------        -------------   --------------      ------------------------------         --------------------
---------        -------------   --------------      ------------------------------         --------------------
---------        -------------   --------------      ------------------------------         --------------------
---------        -------------   --------------      ------------------------------         --------------------
---------        -------------   --------------      ------------------------------         --------------------
---------        -------------   --------------      ------------------------------         --------------------
---------        -------------   --------------      ------------------------------         --------------------
---------        -------------   --------------      ------------------------------         --------------------
---------        -------------   --------------      ------------------------------         --------------------
---------        -------------   --------------      ------------------------------         --------------------
---------        -------------   --------------      ------------------------------         --------------------
---------        -------------   --------------      ------------------------------         --------------------
---------        -------------   --------------      ------------------------------         --------------------
---------        -------------   --------------      ------------------------------         --------------------
---------        -------------   --------------      ------------------------------         --------------------
---------        -------------   --------------      ------------------------------         --------------------
---------        -------------   --------------      ------------------------------         --------------------
---------        -------------   --------------      ------------------------------         --------------------
---------        -------------   --------------      ------------------------------         --------------------
---------        -------------   --------------      ------------------------------         --------------------

                                     PART II

            EXCHANGES OF THE TEMPORARY GLOBAL BOND FOR THIS PERMANENT
                  GLOBAL BOND AND PURCHASES AND CANCELLATIONS

The following exchanges of a part of the Temporary Global Bond for a like part of this permanent Global Bond and purchases and cancellations of a part of this permanent Global Bond have been made:

              Part of principal                                 Aggregate principal
              amount of this             Part of principal      amount of this
              temporary Global Bond      amount of this         temporary Global
              exchanged for a like       temporary Global       Bond following such       Notation made
              part of the Permanent      Bond purchased         exchange or purchase      on behalf of
Date made     Global Bond                and cancelled          and cancellation          the Issuer

                        L.                        L.                     L.
--------      ----------------------     -----------------     ---------------------     ---------------
--------      ----------------------     -----------------     ---------------------     ---------------
--------      ----------------------     -----------------     ---------------------     ---------------
--------      ----------------------     -----------------     ---------------------     ---------------
--------      ----------------------     -----------------     ---------------------     ---------------
--------      ----------------------     -----------------     ---------------------     ---------------
--------      ----------------------     -----------------     ---------------------     ---------------
--------      ----------------------     -----------------     ---------------------     ---------------
--------      ----------------------     -----------------     ---------------------     ---------------
--------      ----------------------     -----------------     ---------------------     ---------------
--------      ----------------------     -----------------     ---------------------     ---------------
--------      ----------------------     -----------------     ---------------------     ---------------
--------      ----------------------     -----------------     ---------------------     ---------------
--------      ----------------------     -----------------     ---------------------     ---------------
--------      ----------------------     -----------------     ---------------------     ---------------
--------      ----------------------     -----------------     ---------------------     ---------------
--------      ----------------------     -----------------     ---------------------     ---------------
--------      ----------------------     -----------------     ---------------------     ---------------
--------      ----------------------     -----------------     ---------------------     ---------------
--------      ----------------------     -----------------     ---------------------     ---------------
--------      ----------------------     -----------------     ---------------------     ---------------
--------      ----------------------     -----------------     ---------------------     ---------------

                               THE SECOND SCHEDULE

                                     PART I

                      - FORM OF DEFINITIVE ORIGINAL BOND -

ANY UNITED STATES PERSON (AS DEFINED IN THE UNITED STATES INTERNAL REVENUE CODE) WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE UNITED STATES INTERNAL REVENUE CODE.

-------------------------------------------------------------------------------------------------------------------

[1,000/10,000/100,000]                XS0095820295                  [SERIES]                         [Serial No.]

-------------------------------------------------------------------------------------------------------------------

                        WESSEX WATER SERVICES FINANCE PLC
         (Incorporated in England and Wales under the Companies Act 1985 with limited liability under registered number 3704265)

             L.300,000,000 5.875 PER CENT. GUARANTEED BONDS DUE 2009

                unconditionally and irrevocably guaranteed as to
             payment of principal, premium (if any) and interest by

                          WESSEX WATER SERVICES LIMITED
         (Incorporated in England and Wales under the Companies Act 1985 with limited liability under registered number 2366648)

The issue of the Bonds was authorised by resolutions of the Board of Directors of Wessex Water Services Finance Plc (the "ISSUER") passed on 17th February, 1999 and 19th March, 1999 and the giving of the guarantee in respect of the Bonds was authorised by resolutions of the Board of Directors of Wessex Water Services Limited (the "GUARANTOR") passed on 17th February, 1999 and of a duly authorised Committee thereof passed on 19th March, 1999.

This Bond forms one of a series of Bonds constituted by a Trust Deed (the "TRUST DEED") dated 30th March, 1999 made between the Issuer, the Guarantor and Midland Bank plc as trustee for the holders of the Bonds and issued as bearer Bonds in the denominations of L.1,000, L.10,000 and L.100,000 each with Coupons attached, in an aggregate principal amount of L.300,000,000.

The Issuer for value received and subject to and in accordance with the Conditions endorsed hereon hereby promises to pay to the bearer on 30th March, 2009 (or on such earlier date as the principal sum hereunder mentioned may become repayable in accordance with the said Conditions) the principal sum of:

  L.[1,000][10,000][100,000] ([One][Ten][One Hundred] Thousand pounds sterling)

together with interest on the said principal sum at the rate of 5.875 per cent. per annum payable annually in arrear on 30th March in each year commencing on 30th March, 2000 and together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Trust Deed.

Neither this Bond nor the Coupons appertaining hereto shall be or become valid or obligatory for any purpose unless and until this Bond has been authenticated by or on behalf of the Principal Paying Agent.

IN WITNESS whereof this Bond has been executed on behalf of the Issuer.

WESSEX WATER SERVICES FINANCE PLC

By:
    ------------------------------
             Director

By:
    ------------------------------
             Director


Dated as of 30th March, 1999.


Issued in London, England.


CERTIFICATE OF AUTHENTICATION

This Bond is duly authenticated without recourse, warranty or liability.


------------------------------

Duly authorised
for and on behalf of
Midland Bank plc
as Principal Paying Agent

                           - FORM OF ORIGINAL COUPON -

On the front:

ANY UNITED STATES PERSON (AS DEFINED IN THE UNITED STATES INTERNAL REVENUE CODE) WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE UNITED STATES INTERNAL REVENUE CODE.

                        WESSEX WATER SERVICES FINANCE PLC
         (Incorporated in England and Wales under the Companies Act 1985 with limited liability under registered number 3704265)

          L.300,000,000 5.875 PER CENT. GUARANTEED BONDS DUE 2009

Coupon appertaining to a Bond in the denomination of L.[1][10][100],000

This Coupon is separately                                     Coupon for L.[58.75][587.50][5,875.00]
negotiable, payable to bearer,                                due on 30th March, [2000/1/2/3/4/5/6/7/8/9]
and subject to the
Conditions of the said Bonds.




-------------------------------------------------------------------------------------------------------------------

         [No.]           [1,000/10,000/100,000]      XS0095820295        [Series]         [Serial No.]

-------------------------------------------------------------------------------------------------------------------

On the back:
                             PRINCIPAL PAYING AGENT

                                Midland Bank plc
                                  Mariner House
                                  Pepys Street
                                 London EC3N 4DA


                                  PAYING AGENT

                                     UBS AG
                                45 Bahnhofstrasse
                                 CH-8098 Zurich

                                     PART II

                      - CONDITIONS OF THE ORIGINAL BONDS -

                             PRINCIPAL PAYING AGENT

                                Midland Bank plc
                                  Mariner House
                                  Pepys Street
                                 London EC3N 4DA


                                  PAYING AGENT

                                     UBS AG
                                45 Bahnhofstrasse
                                 CH-8098 Zurich


and/or such other or further Principal Paying Agent and other Paying Agents and/or specified offices as may from time to time be appointed by the Issuer and the Guarantor with the approval of the Trustee and notice of which has been given to the Bondholders.

                               THE THIRD SCHEDULE

                 REGISTER AND TRANSFER OF REGISTERED SECURITIES

1. The Issuer shall at all times ensure that the Registrar maintains in London, or at such other place in the United Kingdom as the Trustee may agree, a register showing the amount of the Registered Securities from time to time outstanding and the dates of issue and all subsequent transfers and changes of ownership thereof and the names and addresses of the holders of the Registered Securities. The Trustee and the holders of the Registered Securities or any of them and any person authorised by it or any of them may at all reasonable times during office hours inspect the register and take copies of or extracts from it. The register may be closed by the Issuer for such periods at such times (not exceeding in total 30 days in any one year) as it may think fit.

2. Each Registered Security shall have an identifying serial number which shall be entered on the register.

3. The Registered Securities are transferable by execution of the form of transfer endorsed thereon under the hand of the transferor or, where the transferor is a corporation, under its common seal or under the hand of two of its officers duly authorised in writing.

4. The Registered Securities to be transferred must be delivered for registration to the specified office of the Registrar or any Transfer Agent with the form of transfer endorsed thereon duly completed and executed and must be accompanied by such documents, evidence and information as may be required pursuant to the Conditions and such other evidence as the Issuer may reasonably require to prove the title of the transferor or his right to transfer the Registered Securities and, if the form of transfer is executed by some other person on his behalf or in the case of the execution of a form of transfer on behalf of a corporation by its officers, the authority of that person or those persons to do so.

5. The executors or administrators of a deceased holder of Registered Securities (not being one of several joint holders) and in the case of the death of one or more of several joint holders the survivor or survivors of such joint holders shall be the only person or persons recognised by the Issuer as having any title to such Registered Securities.

6. Any person becoming entitled to Registered Securities in consequence of the death or bankruptcy of the holder of such Registered Securities may upon producing such evidence that he holds the position in respect of which he proposes to act under this paragraph or of his title as the Issuer shall require be registered himself as the holder of such Registered Securities or, subject to the preceding paragraphs as to transfer, may transfer such Registered Securities. The Issuer shall be at liberty to retain any amount payable upon the Registered Securities to which any person is so entitled until such person shall be registered as aforesaid or shall duly transfer the Registered Securities.

7. Unless otherwise requested by him, the holder of Registered Securities of any series shall be entitled to receive only one Registered Security in respect of his entire holding of such series.

8. The joint holders of Registered Securities of any series shall be entitled to one Registered Security only in respect of their joint holding of such series which shall, except where they otherwise direct, be delivered to the joint holder whose name appears first in the register of the holders of Registered Securities in respect of such joint holding.

9. Where a holder of Registered Securities has transferred part only of his holding of any series there shall be delivered to him without charge a Registered Security in respect of the balance of such holding.

10. The Issuer shall make no charge to the Holders for the registration of any holding of Registered Securities or any transfer thereof or for the issue thereof or for the delivery thereof at the specified office of the Registrar or of any Transfer Agent or by post to the address specified by the Holder. If any Holder entitled to receive a Registered Security wishes to have the same delivered to him otherwise than at the specified office of the Registrar or of any Transfer Agent, such delivery shall be made, upon his written request to the Registrar or such Transfer Agent, at his risk and (except where sent by post to the address specified by the Holder) at his expense.

11. The holder of a Registered Security may (to the fullest extent permitted by applicable laws) be treated at all times, by all persons and for all purposes as the absolute owner of such Registered Security notwithstanding any notice any person may have of the right, title, interest or claim of any other person thereto. The Issuer, the Guarantor and the Trustee shall not be bound to see to the execution of any trust to which any Registered Security may be subject and no notice of any trust shall be entered on the register. The holder of a Registered Security will be recognised by the Issuer and the Guarantor as entitled to his Registered Security free from any equity, set-off or counterclaim on the part of the Issuer or the Guarantor against the original or any intermediate holder of such Registered Security.

                               THE FOURTH SCHEDULE

                       PROVISIONS FOR MEETINGS OF HOLDERS

1.       (A)      As used in this Schedule the following expressions shall
                  have the following meanings unless the context otherwise requires:

                  (i) "VOTING CERTIFICATE" shall mean an English language certificate issued by a Paying Agent and dated in which it is stated:

                           (a) that on the date thereof Bearer Securities (whether in definitive form or represented by a Global Security and not being Bearer Securities in respect of which a block voting instruction has been issued and is outstanding in respect of the meeting specified in such voting certificate or any adjourned such meeting) were deposited with such Paying Agent or (to the satisfaction of such Paying Agent) were held to its order or under its control and that no such Bearer Securities will cease to be so deposited or held until the first to occur of:

                                    (1)     the conclusion of the meeting
                                            specified in such certificate or, if
                                            applicable, of any adjourned such
                                            meeting; and

                                    (2)     the surrender of the certificate to
                                            the Paying Agent who issued the
                                            same; and

                           (b) that the bearer thereof is entitled to attend and vote at such meeting and any adjourned such meeting in respect of the Bearer Securities represented by such certificate;

                  (ii) "BLOCK VOTING INSTRUCTION" shall mean an English language document issued by a Paying Agent and dated in which:

                           (a) it is certified that Bearer Securities (whether in definitive form or represented by a Global Security and not being Bearer Securities in respect of which a voting certificate has been issued and is outstanding in respect of the meeting specified in such block voting instruction and any adjourned such meeting) have been deposited with such Paying Agent or (to the satisfaction of such Paying Agent) were held to its order or under its control and that no such Bearer Securities will cease to be so deposited or held until the first to occur of:

                                    (1)     the conclusion of the meeting
                                            specified in such document or, if
                                            applicable, of any adjourned such
                                            meeting; and

                                    (2)     the surrender to the Paying Agent
                                            not less than 48 hours before the
                                            time for which such meeting or any
                                            adjourned such meeting is convened
                                            of the receipt issued by such Paying
                                            Agent in respect of each such
                                            deposited Bearer Security which is
                                            to be released or (as the case may
                                            require)
                                            the Bearer Security or Bearer
                                            Securities ceasing with the
                                            agreement of the Paying Agent to be
                                            held to its order or under its
                                            control and the giving of notice by
                                            the Paying Agent to the Issuer in
                                            accordance with paragraph 17 hereof
                                            of the necessary amendment to the
                                            block voting instruction;

                           (b) it is certified that each holder of such Bearer Securities has instructed such Paying Agent that the vote(s) attributable to the Bearer Security or Bearer Securities so deposited or held should be cast in a particular way in relation to the resolution or resolutions to be put to such meeting or any adjourned such meeting and that all such instructions are during the period commencing 48 hours prior to the time for which such meeting or any adjourned such meeting is convened and ending at the conclusion or adjournment thereof neither revocable nor capable of amendment;

                           (c) the aggregate principal amount of the Bearer Securities so deposited or held are listed distinguishing with regard to each such resolution between those in respect of which instructions have been given as aforesaid that the votes attributable thereto should be cast in favour of the resolution and those in respect of which instructions have been so given that the votes attributable thereto should be cast against the resolution; and

                           (d) one or more persons named in such document (each hereinafter called a "PROXY") is or are authorised and instructed by such Paying Agent to cast the votes attributable to the Bearer Securities so listed in accordance with the instructions referred to in (c) above as set out in such document;

                  (iii) "24 HOURS" shall mean a period of 24 hours including all or part of a day upon which banks are open for business in both the place where the relevant meeting is to be held and in each of the places where the Paying Agents have their specified offices (disregarding for this purpose the day upon which such meeting is to be held) and such period shall be extended by one period or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of a day upon which banks are open for business in all of the places as aforesaid; and

                  (iv) "48 HOURS" shall mean a period of 48 hours including all or part of two days upon which banks are open for business both in the place where the relevant meeting is to be held and in each of the places where the Paying Agents have their specified offices (disregarding for this purpose the day upon which such meeting is to be held) and such period shall be extended by one period or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of two days upon which banks are open for business in all of the places as aforesaid.

         (B) A holder of a Bearer Security (whether in definitive form or represented by a Global Security) may obtain a voting certificate in respect of such Bearer Security from a

                  Paying Agent or require a Paying Agent to issue a block voting instruction in respect of such Bearer Security by depositing such Bearer Security with such Paying Agent or (to the satisfaction of such Paying Agent) by such Bearer Security being held to its order or under its control, in each case not less than 48 hours before the time fixed for the relevant meeting and on the terms set out in sub-paragraph (A)(i)(a) or
                  (A)(ii)(a) above (as the case may be), and (in the case of a block voting instruction) instructing such Paying Agent to the effect set out in sub-paragraph (A)(ii)(b) above. The holder of any voting certificate or the proxies named in any block voting instruction shall for all purposes in connection with the relevant meeting or adjourned meeting of Holders be deemed to be the holder of the Bearer Securities to which such voting certificate or block voting instruction relates and the Paying Agent with which such Bearer Securities have been deposited or the person holding the same to the order or under the control of such Paying Agent shall be deemed for such purposes not to be the holder of those Bearer Securities.

         (C)      (i)      A holder of Registered Securities (whether in
                           definitive form or represented by a Global Security) may, by an instrument in writing in the English language (a "FORM OF PROXY") signed by the holder or, in the case of a corporation, executed under its common seal or signed on its behalf by an attorney or a duly authorised officer of the corporation and delivered to the specified office of the Registrar or any Transfer Agent not less than 48 hours before the time fixed for the relevant meeting, appoint any person (a "PROXY") to act on his or its behalf in connection with any meeting of the Holders and any adjourned such meeting.

                  (ii) Any holder of Registered Securities which is a corporation may by resolution of its directors or other governing body authorise any person to act as its representative (a "REPRESENTATIVE") in connection with any meeting of the Holders and any adjourned such meeting.

                  (iii) Any proxy appointed pursuant to sub-paragraph (i) above or representative appointed pursuant to sub-paragraph (ii) above shall so long as such appointment remains in force be deemed, for all purposes in connection with the relevant meeting or adjourned meeting of the Holders, to be the holder of the Registered Securities to which such appointment relates and the holder of the Registered Securities shall be deemed for such purposes not to be the holder.

2. The Issuer, the Guarantor or the Trustee may at any time and the Issuer shall upon a requisition in writing signed by the holders of not less than one-tenth in principal amount of the Securities of any series for the time being outstanding convene a meeting of the Holders and if the Issuer makes default for a period of seven days in convening such a meeting the same may be convened by the Trustee or the requisitionists. Every such meeting shall be held at such time and place as the Trustee may appoint or approve.

3. At least 21 days' notice (exclusive of the day on which the notice is given and the day on which the meeting is to be held) specifying the place, day and hour of meeting shall be given to the Holders prior to any meeting of the Holders in the manner provided by Condition 14. Such notice, which shall be in the English language, shall state generally the nature of the business to be transacted at the meeting thereby convened but (except for an Extraordinary

         Resolution) it shall not be necessary to specify in such notice the terms of any resolution to be proposed. Such notice shall include statements, if applicable, to the effect that (i) Bearer Securities may, not less than 48 hours before the time fixed for the meeting, be deposited with Paying Agents or (to their satisfaction) held to their order or under their control for the purpose of obtaining voting certificates or appointing proxies and (ii) the holders of Registered Securities may appoint proxies by executing and delivering a form of proxy in the English language to the specified office of the Registrar or any Transfer Agent not less than 48 hours before the time fixed for the meeting or, in the case of corporations, may appoint representatives by resolution of their directors or other governing body. A copy of the notice shall be sent by post to the Trustee (unless the meeting is convened by the Trustee), to the Issuer (unless the meeting is convened by the Issuer) and to the Guarantor (unless the meeting is convened by the Guarantor).

4. A person (who may but need not be a Holder) nominated in writing by the Trustee shall be entitled to take the chair at the relevant meeting or adjourned meeting but if no such nomination is made or if at any meeting or adjourned meeting the person nominated shall not be present within 15 minutes after the time appointed for holding the meeting or adjourned meeting the Holders present shall choose one of their number to be Chairman, failing which the Issuer may appoint a Chairman. The Chairman of an adjourned meeting need not be the same person as was Chairman of the meeting from which the adjournment took place.

5. At any such meeting one or more persons present holding Securities in definitive form or voting certificates or being proxies or representatives and holding or representing in the aggregate not less than one-twentieth of the principal amount of the Securities for the time being outstanding shall (except for the purpose of passing an Extraordinary Resolution) form a quorum for the transaction of business and no business (other than the choosing of a Chairman) shall be transacted at any meeting unless the requisite quorum be present at the commencement of the relevant business. The quorum at any such meeting for passing an Extraordinary Resolution shall (subject as provided below) be one or more persons present holding Securities in definitive form or voting certificates or being proxies or representatives and holding or representing in the aggregate a clear majority in principal amount of the Securities for the time being outstanding PROVIDED THAT at any meeting the business of which includes any of the following matters (each of which shall, subject only to Clause 19(B)(ii), only be capable of being effected after having been approved by Extraordinary Resolution) namely:

         (i) reduction or cancellation of the amount payable or, where applicable, modification, except where such modification is in the opinion of the Trustee bound to result in an increase, of the method of calculating the amount payable or modification of the date of payment or, where applicable, of the method of calculating the date of payment in respect of any principal, premium or interest in respect of the Securities;

         (ii) alteration of the currency in which payments under the Securities and Coupons are to be made;

         (iii) alteration of the majority required to pass an Extraordinary Resolution;

         (iv) the sanctioning of any such scheme or proposal as is described in paragraph 18(I) below; and

         (v) alteration of this proviso or the proviso to paragraph 6 below;

         the quorum for passing the requisite Extraordinary Resolution shall be one or more persons present holding Securities in definitive form or voting certificates or being proxies or representatives and holding or representing in the aggregate not less than two-thirds of the principal amount of the Securities for the time being outstanding.

6. If within 15 minutes (or such longer period not exceeding 30 minutes as the Chairman may decide) after the time appointed for any such meeting a quorum is not present for the transaction of any particular business, then, subject and without prejudice to the transaction of the business (if any) for which a quorum is present, the meeting shall if convened upon the requisition of Holders be dissolved. In any other case it shall stand adjourned to the same day in the next week (or if such day is a public holiday the next succeeding business day) at the same time and place (except in the case of a meeting at which an Extraordinary Resolution is to be proposed in which case it shall stand adjourned for such period, being not less than 13 clear days nor more than 42 clear days, and to such place as may be appointed by the Chairman either at or subsequent to such meeting and approved by the Trustee). If within 15 minutes (or such longer period not exceeding 30 minutes as the Chairman may decide) after the time appointed for any adjourned meeting a quorum is not present for the transaction of any particular business, then, subject and without prejudice to the transaction of the business (if any) for which a quorum is present, the Chairman may either (with the approval of the Trustee) dissolve such meeting or adjourn the same for such period, being not less than 13 clear days (but without any maximum number of clear days), and to such place as may be appointed by the Chairman either at or subsequent to such adjourned meeting and approved by the Trustee, and the provisions of this sentence shall apply to all further adjourned such meetings. At any adjourned meeting one or more persons present holding Securities in definitive form or voting certificates or being proxies or representatives (whatever the principal amount of the Securities so held or represented by them) shall (subject as provided below) form a quorum and shall (subject as provided below) have power to pass any Extraordinary Resolution or other resolution and to decide upon all matters which could properly have been dealt with at the meeting from which the adjournment took place had the requisite quorum been present PROVIDED THAT at any adjourned meeting the quorum for the transaction of business comprising any of the matters specified in the proviso to paragraph 5 above shall be one or more persons present holding Securities in definitive form or voting certificates or being proxies or representatives and holding or representing in the aggregate not less than one-third of the principal amount of the Securities for the time being outstanding.

7. Notice of any adjourned meeting at which an Extraordinary Resolution is to be submitted shall be given in the same manner as notice of an original meeting but as if 10 were substituted for 21 in paragraph 3 above and such notice shall state the relevant quorum. Subject as aforesaid it shall not be necessary to give any notice of an adjourned meeting.

8. Every question submitted to a meeting shall be decided in the first instance by a show of hands and in case of equality of votes the Chairman shall both on a show of hands and on a poll have a casting vote in addition to the vote or votes (if any) to which he may be entitled as a Holder or as a holder of a voting certificate or as a proxy or as a representative.

9. At any meeting unless a poll is (before or on the declaration of the result of the show of hands) demanded by the Chairman, the Issuer, the Guarantor, the Trustee or any person present holding a Security in definitive form or a voting certificate or being a proxy or representative (whatever the principal amount of the Securities so held or represented by him) a declaration by the Chairman that a resolution has been carried or carried by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

10. Subject to paragraph 12 below, if at any such meeting a poll is so demanded it shall be taken in such manner and subject as hereinafter provided either at once or after an adjournment as the Chairman directs and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the motion on which the poll has been demanded.

11. The Chairman may with the consent of (and shall if directed by) any such meeting adjourn the same from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully (but for lack of required quorum) have been transacted at the meeting from which the adjournment took place.

12. Any poll demanded at any such meeting on the election of a Chairman or on any question of adjournment shall be taken at the meeting without adjournment.

13. The Trustee and its lawyers and any director, officer or employee of a corporation being a trustee of these presents and any director or officer of the Issuer or the Guarantor and the lawyers of either of them and any other person authorised so to do by the Trustee may attend and speak at any meeting. Save as aforesaid, but without prejudice to the proviso to the definition of "outstanding" in Clause 1, no person shall be entitled to attend and speak nor shall any person be entitled to vote at any meeting of the Holders or join with others in requesting the convening of such a meeting or to exercise the rights conferred on the Holders by Conditions 10 and 11 unless he either produces the Bearer Security or Bearer Securities in definitive form of which he is the holder or a voting certificate or is a proxy or a representative or is the holder of a Registered Security or Registered Securities in definitive form. No person shall be entitled to vote at any meeting in respect of Securities held by, for the benefit of, or on behalf of, the Issuer, the Guarantor, any other Subsidiary of the Guarantor, any holding company of the Guarantor or any other Subsidiary of such holding company. Nothing herein shall prevent any of the proxies named in any block voting instruction or form of proxy or any representative from being a director, officer or representative of or otherwise connected with the Issuer or the Guarantor.

14.      Subject as provided in paragraph 13 hereof at any meeting:

         (A) on a show of hands every person who is present in person and produces a Bearer Security in definitive form or voting certificate or is a holder of Registered Securities in definitive form or is a proxy or representative shall have one vote; and

         (B) on a poll every person who is so present shall have one vote in respect of each L.1.00 or such other amount as the Trustee may in its absolute discretion stipulate (or, in the case of meetings of holders of Securities denominated in another currency, such amount in such other currency as the Trustee in its absolute discretion may stipulate) in principal amount of the Securities so produced in definitive form or represented by the voting certificate so produced or in respect of which he is a proxy or representative or in respect of which (being in definitive form) he is the holder.

         Without prejudice to the obligations of the proxies named in any block voting instruction or form of proxy any person entitled to more than one vote need not use all his votes or cast all the votes to which he is entitled in the same way.

15. The proxies named in any block voting instruction or form of proxy and representatives need not be Holders.

16. Each block voting instruction together (if so requested by the Trustee) with proof satisfactory to the Trustee of its due execution on behalf of the relevant Paying Agent and each form of proxy shall be deposited by the relevant Paying Agent or (as the case may be) by the Registrar or the relevant Transfer Agent at such place as the Trustee shall approve not less than 24 hours before the time appointed for holding the meeting or adjourned meeting at which the proxies named in the block voting instruction or form of proxy propose to vote and in default the block voting instruction or form of proxy shall not be treated as valid unless the Chairman of the meeting decides otherwise before such meeting or adjourned meeting proceeds to business. A notarially certified copy of each block voting instruction and form of proxy shall be deposited with the Trustee before the commencement of the meeting or adjourned meeting but the Trustee shall not thereby be obliged to investigate or be concerned with the validity of or the authority of the proxies named in any such block voting instruction or form of proxy.

17. Any vote given in accordance with the terms of a block voting instruction or form of proxy shall be valid notwithstanding the previous revocation or amendment of the block voting instruction or form of proxy or of any of the Holders' instructions pursuant to which it was executed provided that no intimation in writing of such revocation or amendment shall have been received from the relevant Paying Agent or in the case of a Registered Security from the holder thereof by the Issuer at its registered office (or such other place as may have been required or approved by the Trustee for the purpose) by the time being 24 hours and 48 hours respectively before the time appointed for holding the meeting or adjourned meeting at which the block voting instruction or form of proxy is to be used.

18. A meeting of the Holders shall in addition to the powers hereinbefore given have the following powers exercisable only by Extraordinary Resolution (subject to the provisions relating to quorum contained in paragraphs 5 and 6 above) namely:

         (A) Power to sanction any compromise or arrangement proposed to be made between the Issuer, the Guarantor, the Trustee, any Appointee and the Holders and Couponholders or any of them.

         (B) Power to sanction any abrogation, modification, compromise or arrangement in respect of the rights of the Trustee, any Appointee, the Holders, the Couponholders, the Issuer or the Guarantor against any other or others of them or against any of their property whether such rights shall arise under these presents or otherwise.

         (C) Power to assent to any modification of the provisions of these presents which shall be proposed by the Issuer, the Guarantor, the Trustee or any Holder.

         (D) Power to give any authority or sanction which under the provisions of these presents is required to be given by Extraordinary Resolution.

         (E) Power to appoint any persons (whether Holders or not) as a committee or committees to represent the interests of the Holders and to confer upon such committee or committees any powers or discretions which the Holders could themselves exercise by Extraordinary Resolution.

         (F) Power to approve of a person to be appointed a trustee and power to remove any trustee or trustees for the time being of these presents.

         (G) Power to discharge or exonerate the Trustee and/or any Appointee from all liability in respect of any act or omission for which the Trustee and/or such Appointee may have become responsible under these presents.

         (H) Power to authorise the Trustee and/or any Appointee to concur in and execute and do all such deeds, instruments, acts and things as may be necessary to carry out and give effect to any Extraordinary Resolution.

         (I) Power to sanction any scheme or proposal for the exchange or sale of the Securities for or the conversion of the Securities into or the cancellation of the Securities in consideration of shares, stock, bonds, notes, debentures, debenture stock and/or other obligations and/or securities of the Issuer or any other company formed or to be formed, or for or into or in consideration of cash, or partly for or into or in consideration of such shares, stock, bonds, notes, debentures, debenture stock and/or other obligations and/or securities as aforesaid and partly for or into or in consideration of cash and for the appointment of some person with power on behalf of the Holders to execute an instrument of transfer of the Registered Securities held by them in favour of the persons with or to whom the Securities are to be exchanged or sold respectively.

19. Any resolution passed at a meeting of the Holders duly convened and held in accordance with these presents shall be binding upon all the Holders whether present or not present at such meeting and whether or not voting and upon all Couponholders and each of them shall be bound to give effect thereto accordingly and the passing of any such resolution shall be conclusive evidence that the circumstances justify the passing thereof. A resolution in writing signed by or on behalf of all the Holders, which resolution in writing may be contained in one document or in several documents in or substantially in like form each signed by or on behalf of one or more of the Holders, shall be as valid, binding and effective as a resolution duly passed at such a meeting. Notice of the result of the voting on, or signing of, any resolution duly considered by the Holders shall be published in accordance with Condition 14 by the Issuer within 14 days of such result being known PROVIDED THAT the non-publication of such notice shall not invalidate such result.

20. The expression "EXTRAORDINARY RESOLUTION" when used in these presents means (a) a resolution passed at a meeting of the Holders duly convened and held in accordance with these presents by a majority consisting of not less than three-fourths of the persons voting thereat upon a show of hands or if a poll is duly demanded by a majority consisting of not less than three-fourths of the votes cast on such poll or (b) a resolution in writing signed by or on behalf of all the Holders.

21. Minutes of all resolutions and proceedings at every meeting of the Holders shall be made and entered in books to be from time to time provided for that purpose by the Issuer and any such Minutes as aforesaid if purporting to be signed by the Chairman of the meeting at which such resolutions were passed or proceedings transacted shall be conclusive evidence of the matters therein contained and until the contrary is proved every such meeting in respect of the proceedings of which Minutes have been made shall be deemed to have been duly held and convened and all resolutions passed or proceedings transacted thereat to have been duly passed or transacted.

22.      (A)      If and whenever the Issuer shall have issued and have
                  outstanding Securities of more than one series the foregoing provisions of this Schedule shall have effect subject to the following modifications:

                  (i) a resolution which in the opinion of the Trustee affects the Securities of only one series shall be deemed to have been duly passed if passed at a separate meeting of the holders of the Securities of that series;

                  (ii) a resolution which in the opinion of the Trustee affects the Securities of more than one series but does not give rise to a conflict of interest between the holders of Securities of any of the series so affected shall be deemed to have been duly passed if passed at a single meeting of the holders of the Securities of all the series so affected;

                  (iii) a resolution which in the opinion of the Trustee affects the Securities of more than one series and gives or may give rise to a conflict of interest between the holders of the Securities of one series or group of series so affected and the holders of the Securities of another series or group of series so affected shall be deemed to have been duly passed only if passed at separate meetings of the holders of the Securities of each series or group of series so affected; and

                  (iv) to all such meetings all the preceding provisions of this Schedule shall mutatis mutandis apply as though references therein to Securities, Holders and holders were references to the Securities of the series or group of series in question or to the holders of such Securities, as the case may be.

         (B) If the Issuer shall have issued and have outstanding Securities which are not denominated in pounds sterling, in the case of any meeting of holders of Securities of more than one currency the principal amount of such Securities shall (i) for the purposes of paragraph 2 above be the equivalent in pounds sterling at the spot rate of a bank nominated by the Trustee for the conversion of the relevant currency or currencies into pounds sterling on the seventh dealing day prior to the day on which the requisition in writing is received by the Issuer and (ii) for the purposes of paragraphs 5, 6 and 14 above (whether in respect of the meeting or any adjourned such meeting or any poll resulting therefrom) be the equivalent at such spot rate on the seventh dealing day prior to the day of such meeting. In such circumstances, on any poll each person present shall have one vote for each L.1.00 (or such other pounds sterling amount as the Trustee may in its absolute discretion stipulate) in principal amount of the Securities (converted as above) which he holds or represents.

23. Subject to all other provisions of these presents the Trustee may without the consent of the Issuer, the Guarantor, the Holders or the Couponholders prescribe such further regulations regarding the requisitioning and/or the holding of meetings of Holders and attendance and voting thereat as the Trustee may in its sole discretion think fit.

EXECUTED as a deed by    )                 NICK WHEATLEY
WESSEX WATER SERVICES    )                 ------------------------------------
FINANCE PLC              )                 Director
acting by NICK WHEATLEY  )
and N. G. WOOLLER        )                 N. G. WOOLLER
                                           ------------------------------------
                                           Director/Secretary






EXECUTED as a deed by    )                 NICK WHEATLEY
WESSEX WATER SERVICES    )                 ------------------------------------
LIMITED                  )                 Director
acting by NICK WHEATLEY  )
and N. G. WOOLLER        )                 N. G. WOOLLER
                                           ------------------------------------
                                           Director/Secretary






EXECUTED as a deed by    )                 CARL BALDRY
MIDLAND BANK PLC         )                 ------------------------------------
acting by CARL BALDRY    )                 Attorney
in the presence of:      )

                               ODD-HARALD WASENDEN

                       TERMS AND CONDITIONS OF THE BONDS

     The following is the text of the Terms and Conditions of the Bonds which (subject to amendment) will be endorsed on each Bond in definitive form if issued:

     The L300,000,000 5.875 per cent. Guaranteed Bonds due 2009 (the "Bonds", which expression shall in these Terms and Conditions, unless the context otherwise requires, include any further bonds issued pursuant to Condition 17 and forming a single series with the Bonds) are constituted by a trust deed (the "Trust Deed") dated 30th March, 1999 between Wessex Water Services Finance Plc (the "Issuer"), Wessex Water Services Limited (the "Guarantor") as guarantor and Midland Bank plc (the "Trustee", which expression shall include all persons for the time being the trustee or trustees under the Trust Deed) as trustee for the holders of the Bonds (the "Bondholders"). The issue of the Bonds was authorised by resolutions of the board of directors the Issuer passed on 17th February, 1999 and 19th March, 1999 and the guarantee of the Bonds was authorised by a resolution of the board of directors of the Guarantor passed on 17th February, 1999 and by a resolution of a duly authorised committee of the board of directors of the Guarantor passed on 19th March, 1999. The Bonds are, on issue, listed on the London Stock Exchange Limited (the "London Stock Exchange"). The statements in these Terms and Conditions include summaries of, and are subject to, the detailed provisions of and definitions in the Trust Deed. Copies of the Trust Deed and of an agency agreement (the "Paying Agency Agreement") dated 30th March, 1999 between the Issuer, the Guarantor, Midland Bank plc as principal paying agent (the "Principal Paying Agent", which expression shall include any successor in such capacity), the other paying agents named therein (together with the Principal Paying Agent, the "Paying Agents", which expression shall include any additional or successor paying agents) and the Trustee are available for inspection during normal business hours by the Bondholders and the holders of the interest coupons appertaining to the Bonds (the "Couponholders" and the "Coupons" respectively) at the principal office for the time being of the Trustee, being at the date of issue of the Bonds at Mariner House, Pepys Street, London EC3N 4DA, and at the specified office of each of the Paying Agents. The Bondholders and the Couponholders are entitled to the benefit of, are bound by, and are deemed to have notice of, all the provisions of the Trust Deed and the Paying Agency Agreement.

     Unless defined elsewhere in these Terms and Conditions, words and expressions used in these Terms and Conditions shall have the meanings given to them in Condition 18.

1.   FORM, DENOMINATIONS AND TITLE

     The Bonds are in bearer form, serially numbered, in the denominations of L1,000, L10,000 and L100,000 each with Coupons attached on issue. Title to the Bonds and the Coupons will pass by delivery. Bonds of one denomination may not be exchanged for Bonds of another denomination.

     The Issuer, the Guarantor, any Paying Agent and the Trustee may (to the fullest extent permitted by applicable laws) deem and treat the holder of any Bond or Coupon as the absolute owner for all purposes (whether or not the Bond or Coupon shall be overdue and notwithstanding any notice of ownership, trust or any interest in it or writing on the Bond or Coupon or any notice of previous loss or theft of the Bond or Coupon).

2.   GUARANTEE AND STATUS

   (a) The Guarantor has unconditionally and irrevocably guaranteed the due payment of all sums expressed to be payable by the Issuer under the Trust Deed, the Bonds and the Coupons. Its obligations in that respect (the "Guarantee") are contained in the Trust Deed.

   (b) The Bonds and the Coupons are direct, unconditional and, subject to the provisions of Condition 3, unsecured obligations of the Issuer and, subject as aforesaid, rank and will rank pari passu without any preference among themselves. The payment obligations of the Issuer under the Bonds and the Coupons and of the Guarantor under the Guarantee shall, save for such exceptions as may be provided by applicable laws and subject to Condition 3, at all times rank at least equally with all their respective other outstanding unsecured and unsubordinated obligations, present and future.

3.   NEGATIVE PLEDGE

     So long as any of the Bonds remains outstanding (as defined in the Trust
Deed) each of the Issuer and the Guarantor will ensure that no Relevant Indebtedness of the Issuer, the Guarantor, any Principal Subsidiary or any other person and no guarantee by the Issuer, the Guarantor or any Principal Subsidiary of any Relevant Indebtedness of any person will be secured by a mortgage, charge, lien, pledge or other security interest (each a "Security Interest") upon, or with the respect to, any of the present or future business, undertaking, assets or revenues (including any uncalled capital) of the Issuer, the Guarantor or any Principal Subsidiary unless, before or at the same time as the creation of the Security Interest, the Issuer and/or the Guarantor shall take any and all action necessary to ensure that:

    (a) all amounts payable by the Issuer under the Bonds, the Coupons and the Trust Deed or, as the case may be, the Guarantor's obligations under the Trust Deed are secured equally and rateably with the Relevant Indebtedness or guarantee, as the case may be, by the same Security Interest, in each case to the satisfaction of the Trustee; or

    (b) such other Security Interest or guarantee or other arrangement (whether or not including the giving of a Security Interest) is provided in respect of all amounts payable by the Issuer under the Bonds, the Coupons and the Trust Deed or, as the case may be, the Guarantor's obligations under the Trust Deed either (i) as the Trustee shall in its absolute discretion deem not materially less beneficial to the interests of the Bondholders or (ii) as shall be approved by an Extraordinary Resolution (as defined in the Trust Deed) of the Bondholders, save that the Issuer, the Guarantor or any Principal Subsidiary may create or have outstanding a Security Interest in respect of any Relevant Indebtedness and/or any guarantees given by the Issuer, the Guarantor or any Principal Subsidiary in respect of any Relevant Indebtedness of any person (without the obligation to provide a Security Interest or guarantee or other arrangement in respect of the Bonds, the Coupons and the Trust Deed as aforesaid) where (1) such Relevant Indebtedness is of a maximum aggregate amount outstanding at any time not exceeding the greater of L150,000,000 and 15 per cent. of the Capital and Reserves or (2) such Security Interest is provided by or in respect of a company becoming a Subsidiary of the Guarantor after 10th March, 1999 and where such Security Interest exists at the time that company becomes a Subsidiary of the Guarantor (provided that such Security Interest was not created in contemplation of that company becoming a Subsidiary of the Guarantor and the principal amount secured at the time of that company becoming a Subsidiary of the Guarantor is not subsequently increased).

4.   INTEREST

     Each Bond bears interest from (and including) 30th March, 1999 (the "Closing Date") at the rate of 5.87 per cent. per annum payable annually in arrear on 30th March in each year (each an "Interest Payment Date"), the first such payment to be made on 30th March, 2000. All amounts of interest due on each Bond will be rounded upwards, if necessary, to the nearest penny.

     Each Bond will cease to hear interest from its due date for redemption unless, upon due presentation, payment of the principal in respect of such Bond is improperly withheld or refused or unless default is otherwise made in respect of such payment, in which event interest shall continue to accrue as provided in the Trust Deed.

     If interest is required to be calculated for a period of less than one year, it will be calculated on the basis of a 360 day year consisting of 12 months of 30 days each and, in the case of an incomplete month, the number of days elapsed.

5.   PAYMENTS

     Payments of principal in respect of the Bonds will be made against presentation and surrender (or, in the case of part payment only, endorsement) of the Bonds and payments of interest due on an Interest Payment Date will be made against presentation and surrender (or, in the case of part payment only, endorsement) of the relevant Coupons, in each case at the specified office of any of the Paying Agents. Payments of interest due other than on an Interest Payment Date will be made only upon presentation and surrender of the relevant Bond as aforesaid.

     Payments will be made at the specified office of any Paying Agent, at the option of the holder, by sterling cheque drawn on, or by transfer to a sterling account maintained by the payee with, a bank in London subject in all cases to any applicable fiscal or other laws and regulations, but without prejudice to the provisions of Condition 8. No commissions or expenses shall be charged to the Bondholders or the Couponholders in respect of such payments.

     Each Bond should be presented for redemption (including exercise of the Bondholders' option pursuant to Condition 7) together with all relative unmatured Coupons (being Coupons which would otherwise fall due for payment after the relevant due date for redemption or, as the case may be, the Put Date (as defined in Condition 7(c)), failing which amount equal to the aggregate amount of any missing unmatured Coupons will be deducted from the amount of principal due for payment (or, in the case of payments not being made in full, that proportion of the full amount of such missing unmatured Coupons which the amount so paid bears to the total amount due). Each amount so deducted will be paid in the manner mentioned above against presentation and surrender (or, in the case of part payment only, endorsement) of the relative missing Coupon at any time before the expiry of 10 years after the Relevant Date (as defined in Condition 8) in respect of the relevant Bond (whether or not such Coupon would otherwise have become void pursuant to Condition 9) or, if later, five years after the date on which such Coupon would have become due, but not thereafter.

     A holder shall be entitled to present a Bond or Coupon for payment only on a Presentation Date and shall not be entitled to any further interest or other payment if a Presentation Date falls after the due date.

     The names of the initial Paying Agents and their initial specified offices are set out at the end of these Terms and Conditions. The Issuer and the Guarantor reserve the right, subject to the prior written approval of the Trustee, at any time to vary or terminate the appointment of any Paying Agent and to appoint additional or other Paying Agents provided that they will at all times maintain at least two Paying Agents having specified offices in separate European cities approved by the Trustee, one of which, so long as the Bonds are listed on the London Stock Exchange, shall be London or such other place as the London Stock Exchange may approve and one of which shall be in a country outside the European Community. Notice of any termination or appointment and of any chances in specified offices will be given to the Bondholders promptly by the Issuer in accordance with Condition 14.

6.   REDEMPTION AND PURCHASE

   (a) Unless previously redeemed or purchased and cancelled as provided below, each Bond will be redeemed by the Issuer at its principal amount on 30th March, 2009.

   (b) If, as a result of any change in, or amendment to, the laws or regulations of the United Kingdom or any political sub-division of, or any authority in, or of, the United Kingdom having power to tax, or any change in the application or official interpretation of such laws or regulations, which change or amendment becomes effective after 24th March, 1999, the Issuer (or if the Guarantee were called, the Guarantor) has or will become obliged to pay additional amounts as provided or referred to in Condition 8 (and such amendment or change has been evidenced by the delivery by the Issuer or, as the case may be, the Guarantor to the Trustee (who shall, in the absence of manifest error, accept such certificate as sufficient evidence thereof) of a certificate signed by two directors of the Issuer or, as the case may be, the Guarantor on behalf of the Issuer or, as the case may be, the Guarantor stating that such amendment or change has occurred (irrespective of whether such amendment or change is then effective), describing the facts leading thereto and stating that such obligation cannot be avoided by the Issuer or, as the case may be, the Guarantor taking reasonable measures available to it, the Issuer may at its option, having given not less than 30 nor more than 60 days' notice to the Bondholders in accordance with Condition 14 (which notice shall be irrevocable), redeem all, but not some only, of the Bonds at their principal amount together with interest accrued to but excluding the date of redemption, provided that no notice of redemption shall be given earlier than 90 days before the earliest date on which the Issuer or, as the case may be, the Guarantor would be required to pay such additional amounts were a payment in respect of the Bonds or, as the case may be, the Guarantee then due.

        Upon the expiry of any such notice as is referred to above (and subject as provided above), the Issuer shall be bound to redeem the Bonds at their principal amount together with interest accrued to but excluding the date of redemption.

   (c) The Issuer may at its option, having given not less than 30 nor more than 90 days' notice to the Bondholders in accordance with Condition 14 (which notice shall be irrevocable), redeem the Bonds in whole or in part (but, if in part, in a principal amount of L5,000,000 or integral multiples thereof) at the price which shall be the higher of the following:

    (i)      their principal amount; and

    (ii) that price (the "Redemption Price"), expressed as a percentage rounded to three decimal places (0.0005 being rounded upwards), at which the Gross Redemption Yield on the Bonds, if they were to be purchased at such price on the second dealing day prior to the publication of the notice of redemption, would be equal to the Gross Redemption Yield on such dealing day of the 5 3/4 per cent. Treasury Stock 2009 or, if such stock is no longer in issue, of such other United Kingdom Government Stock as the Trustee, with the advice of three leading brokers operating in the gilt-edged market and/or gilt-edged market makers, shall determine to be appropriate (the "Reference Stock") on the basis of the middle market price of the Reference Stock prevailing at or about 3:00 p.m. (London time) on such dealing day, as determined by Barclays Bank PLC (or such other person(s) as the Trustee may approve). Any reference in these Terms and Conditions to principal shall, where applicable, be deemed to be a reference to the Redemption Price. The "Gross Redemption Yield" on the Bonds and the Reference Stock will be expressed as a percentage and will be calculated on the basis indicated by the Joint Index and Classification Committee of the Institute and Faculty of Actuaries as reported in the Journal of the Institute of Actuaries, Vol. 105, Part 1, 1978, pate 18 or on such other basis as the Trustee may approve.

        together with interest (if any) accrued to but excluding the date of redemption.

        Notices of redemption will specify the date fixed for redemption, the applicable redemption price and, in the case of partial redemption, the serial numbers of the Bonds called for redemption, the serial numbers of any Bonds previously called for redemption and not presented for payment and the aggregate principal amount of the Bonds to remain outstanding after redemption. Upon the expiry of any notice of redemption delivered in accordance with this Condition 6(c) the Issuer shall be bound to redeem the Bonds called for redemption in accordance with this Condition 6(c). Any partial redemption of the Bonds shall be on the basis of selection by drawings (the method of such drawings to be approved by the Trustee).

   (d) The Issuer, the Guarantor or any other Subsidiary of the Guarantor may at any time purchase Bonds (together with unmatured Coupons appertaining thereto) in any manner and at any price. If purchases are made by tender, tenders must be available to all Bondholders alike. The Bonds so purchased, while held by or on behalf of the Issuer, the Guarantor or any other Subsidiary of the Guarantor, shall not entitle the holder to vote at any meetings of the Bondholders and shall be deemed not to be outstanding for the purposes of Conditions 7(b), 10, 11 or 15(a) or otherwise as provided in the Trust Deed.

   (e) All Bonds which are redeemed by the Issuer will forthwith be cancelled (together with all relative unmatured Coupons attached to the Bonds or surrendered with the Bonds) and may not be reissued or resold. Bonds purchased by the Issuer, the Guarantor or any other Subsidiary of the Guarantor may be held or reissued or resold or surrendered for cancellation, unless purchased pursuant to Condition 7, in which case such Bonds (together with all relative unmatured Coupons attached to the Bonds or surrendered with the Bonds) will forthwith be cancelled as aforesaid.

7.   REDEMPTION AT THE OPTION OF BONDHOLDERS

   (a)  If, at any time while any of the Bonds remains outstanding:

    (i) the Appointment is terminated except in respect of such part of its area as is the subject of an appointment or variation by virtue of section 7(4)(b) or (bb) of the Water Industry Act; or

    (ii)     the Issuer ceases to be a Subsidiary of the Guarantor; or

    (iii)    a Restructuring Event occurs and (subject as provided below):

      (A)        within the Restructuring Period, either:

       (i) if at the time such Restructuring Event occurs there are Rated Securities, a Rating Downgrade in respect of such Restructuring Event also occurs; or

       (ii) if at such time there are no Rated Securities, a Negative Rating Event in respect of such Restructuring Event also occurs; and

      (B) an Independent Financial Adviser shall have certified in writing to the Issuer, the Guarantor and the Trustee that such Restructuring Event is, in its opinion, materially prejudicial to the interests of the Bondholders (a "Negative
                 Certification").

        then, unless at any time the Issuer shall have given a notice under Condition 6(b) or under Condition 6(c) in respect of the Bond, the holder of each Bond will, upon the giving of a Put Event Notice (as defined below), have the option (the "Put Option") to require the Issuer to redeem or, at the option of the Issuer, purchase (or procure the purchase of) that Bond on the Put Date (as defined below), at its principal amount together with (or, where purchased, together with an amount equal to) interest accrued to (but excluding) the Put Date.

        If, at any time while any of the Bonds remains outstanding, a Restructuring Event occurs and prior to the commencement of or during the Restructuring Period an Independent Financial Adviser shall have certified in writing to the Trustee that such Restructuring Event will not be or is not, in its opinion, materially prejudicial to the interests of the Bondholders, the foregoing provisions shall cease to have any further effect in relation to such Restructuring Event.

        A Restructuring Event shall be deemed not to be materially prejudicial to the interests of the Bondholders if, notwithstanding the occurrence of a Rating Downgrade or a Negative Rating Event, the rating assigned to the Rated Securities by any Rating Agency is subsequently increased to, or, as the case may be, there is assigned to the Bonds or other unsecured and unsubordinated debt of the Guarantor (or of the Issuer or any other Subsidiary of the Guarantor which, in any such case, is guaranteed on an unsecured and unsubordinated basis by the Guarantor) having an initial maturity of five years or more by any Rating Agency, an investment grade rating (BBB-/Baa3 or their respective equivalents for the time being) or better prior to any Negative Certification being issued.

        Any certification by an Independent Financial Adviser as aforesaid as to whether or not, in its opinion, any Restructuring Event is materially prejudicial to the interests of the Bondholders shall, in the absence of manifest error, be conclusive and binding on the Trustee, the Issuer, the Guarantor and the Bondholders.

   (b) Promptly upon, and in any event within 14 days after, the Issuer or the Guarantor becoming aware that a Put Event has occurred, the Issuer, or, as the case may be, the Guarantor shall, and at any time upon the Trustee becoming similarly so aware the Trustee may, and if so requested by the holders of at least one-quarter in principal amount of the Bonds then outstanding shall, give notice (a "Put Event Notice") to the Bondholders in accordance with Condition 14 specifying the nature of the Put Event and the procedure for exercising the Put Option.

   (c) To exercise the Put Option, the holder of a Bond must deliver such Bond to the specified office of any Paying Agent, on a day which is a Business Day in London and in the place of such specified office falling within the period (the "Put Period") of 45 days after that on which a Put Event Notice is given, accompanied by a duly completed and signed notice of exercise in the form (for the time being current) obtainable from any specified office of any Paying Agent (a "Put Notice") and in which the holder may specify a bank account complying with the requirements of Condition 5 to which payment is to be made under this Condition 7. Each Bond should be delivered together with all Coupons appertaining thereto maturing after the day (the "Put Date") being the fifteenth day after the date of expiry of the Put Period, failing which an amount equal to the aggregate amount of any missing unmatured Coupon will be deducted from the amount of principal due for payment (or, in the case of payment not being made in full, that proportion of the full amount of such missing unmatured Coupons which the amount so paid bears to the total amount due). Each amount so deducted will be paid in the manner provided in Condition 5 against presentation and surrender (or, in the case of part payment only, endorsement) of the relevant missing Coupon at any time before the expiry of 10 years after the Relevant Date in respect of the relevant Bond (whether or not the Coupon would otherwise have become void pursuant to Condition 9) or, if later, five years after the date on which such Coupon would have become due, but not thereafter. The Paying Agent to which such Bond and Put Notice are delivered shall issue to the Bondholder concerned a non-transferable receipt in respect of the Bond so delivered. Payment in respect of any Bond so delivered shall be made, if the holder duly specifies an account with a bank in London in the Put Notice to which payment is to be made, on the Put Date by transfer to that bank account and, in every other case, on or after the Put Date in each cash against presentation and surrender or (as the case may be) endorsement of such receipt at any specified office of any Paying Agent, subject in any such case as provided in Condition 5. A Put Notice, once given, shall be irrevocable. For the purposes of these Terms and Conditions and the Trust Deed, receipts issued pursuant to this Condition 7 shall be treated as if they were Bonds. The Issuer shall redeem or, at the option of the Issuer, purchase (or procure the purchase of) the relevant Bond on the applicable Put Date unless previously redeemed or purchased.

   (d) A Rating Downgrade or a Negative Rating Event or a non-investment grade rating shall be deemed not to have occurred as a result or in respect of a Restructuring Event if the Rating Agency making the relevant reduction in rating or, where applicable, declining to assign a rating of at least investment grade as provided in this Condition 7 does not announce or publicly confirm or inform the Trustee in writing at its request that the reduction or, where applicable, declining to assign a rating of at least investment grade was the result, in whole or in part, of any event or circumstance comprised in or arising as a result of the applicable Restructuring Event.

   (e) The Trust Deed provides that the Trustee is under no obligation to ascertain whether a Restructuring Event, a Negative Rating Event or any event which could lead to the occurrence of or could constitute a Restructuring Event has occurred and until it shall have actual knowledge or express notice pursuant to the Trust Deed to the contrary the Trustee may assume that no Restructuring Event, Negative Rating Event or such other event has occurred. The Trust Deed also provides that in determining whether or not a Restructuring Event has occurred, the Trustee may rely solely on an opinion given in a certificate signed by two directors of the Issuer or the Guarantor.

8.   TAXATION

     All payments in respect of the Bonds and the Coupons or under the Guarantee shall be made free and clear of, and without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature ("Taxes") imposed or levied by or on behalf of the United Kingdom, or any political sub-division of, or any authority in, or of, the United Kingdom having power to tax, unless the withholding or deduction of such Taxes is required by law. In that event, the Issuer or, as the case may be, the Guarantor will pay such additional amounts as may be necessary in order that the net amounts received by the Bondholders and Couponholders after the withholding or deduction shall equal the respective amounts which would have been receivable in respect of the Bonds or, as the case may be, Coupons in the absence of the withholding or deduction, except that no additional amounts shall be payable in relation to any payment in respect of any Bond or Coupon:

   (a) to, or to a third party on behalf of, a holder who is liable to such Taxes in respect of the Bond or Coupon by reason of his having some connection with the United Kingdom other than the more holding of the Bond or Coupon; or

   (b)  presented for payment in the United Kingdom; or

   (c) presented for payment more than 30 days after the Relevant Date except to the extent that a holder would have been entitled to additional amounts on presenting the same for payment on the last day of such period of 30 days, assuming, whether or not such is in fact the case, such last day to be a Presentation Date; or

   (d) to, or to a third party on behalf of, a holder who would not be liable or subject to the withholding or deduction by making a declaration of beneficial ownership of the Bond or Coupon or of non-residence or other similar claim for exemption to the relevant tax authority or paying agent or any other relevant person.

     As used herein, "Relevant Date" means the date on which the payment first becomes due but, if the full amount of the money payable has not been received in London by the Principal Paying Agent or the Trustee on or before the due date, it means the date on which, the full amount of the money having been so received, notice to that effect shall have been duly given to the Bondholders by the Issuer in accordance with Condition 14.

     Any reference in these Terms and Conditions to any amounts in respect of the Bonds shall be deemed also to refer to any additional amounts which may be payable under this Condition or under any undertakings given in addition to, or in substitution for, this Condition pursuant to the Trust Deed.

9.   PRESCRIPTION

     Claims against the Issuer and the Guarantor in respect of principal and interest shall be prescribed and become void unless the relevant Bond or Coupon is presented for payment within periods of 10 years (in the case of principal) and five years (in the case of interest) from the relevant Date in respect thereof.

10. EVENTS OF DEFAULT

     The Trustee at its discretion may, and if so requested in writing by the holders of at least one-quarter in principal amount of the Bonds then outstanding or if so directed by an Extraordinary Resolution of the Bondholders shall subject to being indemnified to its satisfaction (but, in the case of the happening of any of the events mentioned in sub-paragraphs (b), (c), (c), (f),
(g) and (h) below, only if the Trustee shall have certified in writing to the Issuer that such event is, in its opinion, materially prejudicial to the interests of the Bondholders), give notice to the Issuer that the Bonds are, and they shall accordingly thereby forthwith become, immediately due and repayable at their principal amount together with accrued interest (as provided in the Trust Deed) if any of the following events (each an "Event of Default") shall have occurred (unless such Event of Default has been remedied to the satisfaction of the Trustee):

   (a) if default is made for a period of 15 days or more in the payment of any principal of or interest on the Bonds or in the payment of the purchase price due in respect of any Bond pursuant to Condition 7; or

   (b) if the Issuer or the Guarantor fails to perform or observe any of its other obligations under the Bonds or the Trust Deed and (except where the Trustee shall have certified to the Issuer or the Guarantor, as the case may be, in writing that it considers such failure to be incapable of remedy in which case no such notice or continuation as is hereinafter mentioned will be required) such failure continues for the period of 60 days (or such longer period as the Trustee may in its absolute discretion permit) next following the service by the Trustee of notice on the Issuer or the Guarantor, as the case may be, specifying such failure and requiring the same to be remedied; or

   (c) if (i) any other indebtedness for borrowed money of the Issuer, the Guarantor or any Principal Subsidiary becomes due and repayable prior to its stated maturity by reason of an event of default howsoever described or (ii) any such indebtedness for borrowed money is not paid when due (or, as the case may be, within any originally applicable grace period) or (iii) the Issuer, the Guarantor or any Principal Subsidiary fails to pay when due (or, as the case may be, within any originally applicable grace period) any amount payable by it under any present or future guarantee for, or indemnity in respect of, any indebtedness for borrowed money of any person or (iv) any security given by the Issuer, the Guarantor or any Principal Subsidiary for any indebtedness for borrowed money of any person or for any guarantee or indemnity of indebtedness for borrowed money of any person becomes enforceable by reason of default in relation thereto and steps are taken to enforce such security, save in any such case where there is a bona fide dispute as to whether the relevant indebtedness for borrowed money in respect of which any one or more of the events mentioned above in this sub-paragraph (c) has or have occurred equals or exceeds L15,000,000 (or its equivalent in other currencies (as determined by the Trustee)) or, if greater, 1.5 per cent of the Capital and Reserves, and for the purposes of this sub-paragraph (c), "indebtedness for borrowed money" shall exclude Project Finance Indebtedness; or

   (d) if any order shall be made by any competent court or any resolution shall be passed for the winding up or dissolution of the Issuer or the Guarantor, save for the purposes of amalgamation, merger, consolidation, reorganisation, reconstruction or other similar arrangement on terms previously approved in writing by the Trustee or by an Extraordinary Resolution of the Bondholders; or

   (e) if (i) any order shall be made by any competent court or any resolution shall be passed for the winding up or dissolution of a Principal Subsidiary (other than the Issuer), save for the purposes of amalgamation, merger, consolidation, reorganisation, reconstruction or other similar arrangement (A) not involving or arising out of the insolvency of such Principal Subsidiary and under which all the surplus assets of such Principal Subsidiary are transferred to the Issuer or the Guarantor or any other of their respective Subsidiaries (other than an Excluded Subsidiary) or (B) the terms of which have previously been approved in writing by the Trustee or by an Extraordinary Resolution of the Bondholders or (ii) a petition is presented under section 24 of the Water Industry Act (and is not dismissed within 60 days) or a special order is made under section 24 or section 25 of the Water Industry Act in respect of the Guarantor; or

   (f) if the Issuer, the Guarantor or any Principal Subsidiary shall cease to carry on the whole or, in the opinion of the Trustee, substantially the whole of its business, save in each case for the purposes of amalgamation, merger, consolidation, reorganisation, reconstruction or other similar arrangement (i) in respect of a Principal Subsidiary, not involving or arising out of the insolvency of such Principal Subsidiary and under which all or, in the opinion of the Trustee, substantially all of its assets are transferred to another member or members of the Group (other than an Excluded Subsidiary) or to a transferee or transferees which is or are, or immediately upon such transfer become(s), a Principal Subsidiary or Principal Subsidiaries or
        (ii) in respect of a Principal Subsidiary, under which all or substantially all of its assets are transferred to a third party or parties (whether associates or not) for full consideration by such Principal Subsidiary on an arm's length basis or (iii) in respect of the Issuer, the Guarantor or any Principal Subsidiary, the terms of which have previously been approved in writing by the Trustee or by an Extraordinary Resolution of the Bondholders; or

   (g) if the Issuer, the Guarantor or any Principal Subsidiary shall suspend or announce its intention to suspend payment of its debts generally or shall be declared or adjudicated by a competent court to be unable, or shall admit in writing its inability, to pay its debts generally (within the meaning of section 123(1) or (2) of the Insolvency Act 1986) as they fall due, or shall be adjudicated or found insolvent by a competent court or shall enter into any composition or other similar arrangement with its creditors generally under section 1 of the Insolvency Act 1986; or

   (h) if a receiver, administrative receiver, administrator or other similar official shall be appointed in relation to the Issuer, the Guarantor or any Principal Subsidiary or in relation to the whole or, in the opinion of the Trustee, a substantial part of the undertaking or assets of any of them or a distress, execution or other process shall be levied or enforced upon or sued out against, or any encumbrance shall take possession of, the whole or, in the opinion of the Trustee, a substantial part of the assets of any of them and in any of the foregoing cases it or he shall not be paid out or discharged within 60 days (or such longer period as the Trustee may in its absolute discretion permit); or

   (i) the Guarantee is not (or is claimed by the Guarantor not to be) in full force and effect.

     For the purposes of sub-paragraph (g) above, section 123(1)(a) of the Insolvency Act 1986 shall have effect as if for "L750" there was substituted "L250,000". Neither the Issuer, the Guarantor nor any Principal Subsidiary shall be deemed to be unable to pay its debts for the purposes of sub-paragraph (g) above if any such demand as mentioned in section 123(1)(a) of the Insolvency Act 1986 is being contested in good faith by the Issuer, the Guarantor or the relevant Principal Subsidiary with recourse to all appropriate measures and procedures or if any such demand is satisfied before the expiration of such period as may be stated in any notice given by the Trustee under this Condition.

11. ENFORCEMENT

     The Trustee may at any time, at its discretion and without notice, take such proceedings against the Issuer and/or the Guarantor as it may think fit to enforce the provisions of the Trust Deed, the Bonds and the Coupons but it shall not be bound to take any proceedings or any other action in relation to the Trust Deed, the Bonds or the Coupons unless (a) it shall have been so directed by an Extraordinary Resolution of the Bondholders or so requested in writing by the holders of at least one-quarter in principal amount of the Bonds then outstanding, and (b) it shall have been indemnified to its satisfaction. No Bondholder or Couponholder shall be entitled to proceed directly against the Issuer or the Guarantor unless the Trustee, having become bound so to proceed, fails so to do within a reasonable period and such failure shall be continuing.

12. SUBSTITUTION

     The Trustee may, without the consent of the Bondholders or Couponholders, agree with the Issuer to the substitution in place of the Issuer (or of any previous substitute or substitutes under this Condition) as the principal debtor under the Bonds, the Coupons and the Trust Deed of the Guarantor or any other Subsidiary of the Guarantor (other than an Excluded Subsidiary) subject to (a) the Trustee being



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

satisfied that the interests of the Bondholders will not be materially prejudiced by the substitution and (b) certain other conditions set out in the Trust Deed being complied with.

13. REPLACEMENT OF BONDS AND COUPONS

     If any Bond or Coupon be lost, stolen, mutilated, defaced or destroyed, it may be replaced at the specified office of the Principal Paying Agent subject to all applicable laws and stock exchange requirements, upon payment by the claimant of the expenses incurred in connection with the replacement and on such terms as to evidence and indemnity as the Issuer and the Guarantor may reasonably require. Mutilated or defaced Bonds or Coupons must be surrendered before replacements will be issued.

14. NOTICES

     All notices to the Bondholders will be valid if published in a leading English language daily newspaper published in London (which is expected to be the Financial Times) or, if in the opinion of the Trustee such publication shall not be practicable, in an English language daily newspaper with general circulation in Europe. Any notice shall be deemed to have been given on the date of publication or, if so published more than once, on the date of the first publication. If publication as provided above is not practicable, notice will be given in such other manner, and shall be deemed to have been given on such date, as the Trustee may approve.

     Couponholders will be deemed for all purposes to have notice of the contents of any notice given to the Bondholders in accordance with this Condition.

15. MEETINGS OF BONDHOLDERS, MODIFICATION, WAIVER AND AUTHORISATION

   (a) The Trust Deed contains provisions for convening meetings of the Bondholders to consider any matter affecting their interests, including the modification by Extraordinary Resolution of any of these Terms and Conditions or any of the provisions of the Trust Deed. The quorum at any meeting for passing an Extraordinary Resolution will be one or more persons present holding or representing a clear majority in principal amount of the Bonds for the time being outstanding, or at any adjourned such meeting one or more persons present whatever the principal amount of the Bonds held or represented by him or them, except that at any meeting, the business of which includes modification of certain of the provisions of these Terms and Conditions and certain of the provisions of the Trust Deed, the necessary quorum for passing an Extraordinary Resolution will be one or more persons present holding or representing not less than two-thirds, or at any adjourned such meeting not less than one-third, of the principal amount of the Bonds for the time being outstanding. An Extraordinary Resolution passed at any meeting of the Bondholders will be binding on all Bondholders, whether or not they are present at the meeting, and on all Couponholders.

   (b) The Trustee may agree, without the consent of the Bondholders or Couponholders, to any modification (subject to certain exceptions) of, or to the waiver or authorisation of any breach or proposed breach of, any of these Terms and Conditions or any of the provisions of the Trust Deed which is not, in the opinion of the Trustee, materially prejudicial to the interests of the Bondholders or to any modification which is of a formal, minor or technical nature or to correct a manifest error.

   (c) In connection with the exercise by it of any of its trusts, powers, authorities and discretions (including, without limitation, any modification, waiver, authorisation, determination or substitution), the Trustee shall have regard to the interests of the Bondholders as a class but shall not have regard to any interests arising from circumstances particular to individual Bondholders or Couponholders and, in particular but without limitation, shall not have regard to the consequences of any such exercise for individual Bondholders and Couponholders resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory or any political sub-division thereof and the trustee shall not be entitled to require, nor shall any Bondholder or Couponholder be entitled to claim, from the Issuer, the Guarantor, the Trustee or any other person, any indemnification or payment in respect of any tax consequences of any such exercise upon individual Bondholders or Couponholders except to the extent already provided for in Condition 8 and/or any undertaking given in addition to, or in substitution for, Condition 8 pursuant to the Trust Deed.

   (d) Any modification, waiver or authorisation referred to in paragraph (b) above and any substitution under Condition 12 shall be binding on the Bondholders and the Couponholders and, unless the Trustee agrees otherwise, any such modification or substitution shall be notified by the Issuer to the Bondholders as soon as practicable thereafter in accordance with Condition 14.

   (e) The Trustee may, without the consent of the Bondholders or Couponholders, on or after the date (if any) on which the United Kingdom becomes one of the countries participating in the third stage of European economic and monetary union pursuant to the Treaty establishing the European Community as amended by the Treaty on European Union or otherwise participates in European economic and monetary union in a manner with similar effect to such third stage, agree to such modifications to the Bonds, the Coupons and the Trust Deed in order to facilitate payment of interest in euro and redemption at the euro equivalent of the sterling principal amount of the Bonds and associated reconventioning, renominalisation and related matters as may be proposed by the Issuer (and confirmed by an independent financial institution approved by the Trustee to be in conformity with the then applicable market conventions).

16. INDEMNIFICATION OF THE TRUSTEE

     The Trust Deed contains provisions for the indemnification of the Trustee and for its relief from responsibility, including provisions relieving it from taking action unless indemnified to its satisfaction. The Trustee is entitled to enter into business transactions with the Issuer or the Guarantor and any entity related to the Issuer or the Guarantor without accounting for any profit. The Trustee may relay without liability to Bondholders on a report of the Auditors, whether or not addressed to it and whether or not the Auditors have any liability to it in respect of the same.

17. FURTHER ISSUES

     The Issuer is at liberty from time to time without the consent of the Bondholders or Couponholders to create and issue further bonds or notes either
(a) ranking pari passu in all respects (or in all respects save for the first payment of interest thereon) and so that the same shall be consolidated and form a single series with the outstanding bonds or notes of any series (including the Bonds) constituted by the Trust Deed or any deed supplemental to it or (b) upon such terms as to ranking, interest, conversion, redemption and otherwise as the Issuer may determine at the time of the issue. Any further bonds or notes which are to form a single series with the outstanding bonds or notes of any series (including the Bonds) constituted by the Trust Deed or any deed supplemental to it shall, and any other further bonds or notes may (with the consent of the Trustee), be constituted by a deed supplemental to the Trust Deed. The Trust Deed contains provisions for convening a single meeting of the Bondholders and the holders of bonds or notes of other series in certain circumstances where the Trustee so decides.

18. DEFINITIONS

     For the purposes of these Terms and Conditions:

     "Appointment" means the Instrument of Appointment dated 1st September, 1989 under section 11 of the Water Act 1989 (now section 6 of the Water Industry Act) as in effect on 24th March, 1999 appointing the Guarantor as a water undertaker and sewerage undertaker for the areas described therein.

     "Auditors" means the auditors for the time being of the Issuer or, as the case may be, the Guarantor or, in the event of their being unable or unwilling promptly to carry out any action requested of them pursuant to the provisions of these Terms and Conditions or the Trust Deed, such other firm of accountants as may be nominated or approved by the Trustee for the purpose.

     "Business Day" means, in relation to any place, a day on which commercial banks and foreign exchange markets generally settle payments in that place.

     "Capital and Reserves" means the aggregate of:

   (i) the amount paid up or credited as paid up on the share capital of the Guarantor; and

   (ii) the total of the capital, revaluation and revenue reserves of the Group, including any share premium account, capital redemption reserve and credit balance on the profit and loss account, but excluding sums set aside for taxation and amounts attributable to minority interests and deducting any debit balance on the profit and loss account, all as shown in the then latest audited consolidated balance sheet and profit and loss account of the Group prepared in accordance with generally accepted accounting principles in the United Kingdom, but adjusted as may be necessary in respect of any variation in the paid up share capital or share premium account of the Group since the date of that balance sheet and further adjusted as may be necessary to reflect any change since the date of that balance sheet in the Subsidiary Undertakings comprising the Group and/or as the Auditors may consider appropriate. A report by the Auditors as to the amount of the Capital and Reserves at any given time shall, in the absence of manifest error, be conclusive and binding on all parties whether or not addressed to each such party.

     "Excluded Subsidiary" means any Subsidiary of the Guarantor:

   (i) which is a single purpose company whose principal assets and business are constituted by the ownership, acquisition, development and/or operation of an asset;

   (ii) none of whose indebtedness for borrowed money in respect of the financing of such ownership, acquisition, development and/or operation of such asset is subject to any recourse whatsoever to any member of the Group (other than such Subsidiary or another Excluded Subsidiary) in respect of the repayment thereof, except as expressly referred to in sub-paragraph (ii) of the definition of Project Finance Indebtedness; and

   (iii)which has been designated as such by the Guarantor by written notice to the Trustee, provided that the Guarantor may give written notice to the Trustee at any time that any Excluded subsidiary is no longer an Excluded Subsidiary, whereupon it shall cease to be an Excluded Subsidiary.

     "euro" or the symbol "E$" refer to the currency introduced at the start of the third stage of European economic and monetary union pursuant to the Treaty.

     "Group" means the Guarantor and its Subsidiary Undertakings and "member of the Group" shall be construed accordingly.

     "indebtedness for borrowed money" means any present or future indebtedness (whether being principal, premium, interest or other amounts) for or in respect of (i) money borrowed, (ii) liabilities under or in respect of any acceptance or acceptance credit, or (iii) any notes, bonds, debentures, debenture stock, loan stock or other securities offered, issued or distributed whether by way of public offer, private placing, acquisition consideration or otherwise and whether issued for cash or in whole or in part for a consideration other than cash.

     "Independent Financial Adviser" means an independent financial adviser appointed by the Issuer and approved by the Trustee (such approval not to be unreasonably withheld or delayed) or, if the Issuer shall not have appointed such an adviser within 21 days after becoming aware of the occurrence of a Restructuring Event and the Trustee is indemnified to its satisfaction against the costs of such adviser, appointed by the Trustee following consultation with the Issuer.


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     "K" has the meaning provided in the Appointment.

     A "Negative Rating Event" shall be deemed to have occurred if (i) the Issuer does not, either prior to or not later than 14 days after the date of a Negative Certification in respect of the relevant Restructuring Event, seek, and thereupon use all reasonable endeavours to obtain, a rating of the Bonds or any other unsecured and unsubordinated debt of the Guarantor (or of the Issuer or of any Subsidiary of the Guarantor which, in any such case, is guaranteed on an unsecured and unsubordinated basis by the Guarantor) having an initial maturity of five years or more from a Rating Agency or (ii) if it does so seek and use such endeavours, it is unable, as a result of such Restructuring Event, to obtain such a rating of at least investment grade (BBB-/Baa3, or their respective equivalents for the time being).

     "P(o)" means the proposed initial reduction in expected average household bills in 2000-01 referred to as "P(o)" in "Prospects for Prices" published by OFWAT on 29th October, 1998.

     "Presentation Date" means a day which:

   (i) is or falls after the relevant due date, but, if the due date is not or was not a Business Day in London, is or falls after the next following such Business Day; and

   (ii) is a Business Day in the place of the specified office of the Paying Agent at which the Bond or Coupon is presented for payment and, in the case of payment by transfer to a sterling account with a bank in London as referred to in these Terms and Conditions, in London.

     "Principal Subsidiary" at any time shall mean any Subsidiary of the Guarantor (not being an Excluded Subsidiary or any other Subsidiary of the Guarantor the whole of whose indebtedness for borrowed money (other than indebtedness for borrowed money owed to another member of the Group) is Project Finance Indebtedness):

   (i) whose (a) profits on ordinary activities before tax or (b) net assets (in each case consolidated in respect of a Subsidiary which itself has Subsidiaries and in each case attributable to the Guarantor) represent 15 per cent or more of the consolidated profits on ordinary activities before tax of the Group or consolidated net assets of the Group respectively (in each case attributable to the Guarantor), in each case as calculated by reference to the then latest audited consolidated or, if none, unconsolidated financial statements of such Subsidiary and the then latest audited consolidated financial statements of the Group; or

   (ii) to which is transferred all or substantially all of the business, undertaking and assets of a Subsidiary of the Guarantor which immediately prior to such transfer is a Principal Subsidiary, whereupon the transferor Subsidiary shall immediately cease to be a Principal Subsidiary (and the transferee Subsidiary shall cease to be a Principal Subsidiary under the provisions of this sub-paragraph (ii) (but without prejudice to the provisions of sub-paragraph (i) above), upon publication of its next audited financial statements).

     A report by the Auditors that, in their opinion, a Subsidiary of the Guarantor is or is not or was or was not at any particular time or throughout any specified period a Principal Subsidiary shall, in the absence of manifest error, be conclusive and binding on the Issuer, the Guarantor, the Trustee, the Bondholders and the Couponholders whether or not addressed to each such party.

     "Project Finance Indebtedness" means any present or future indebtedness incurred to finance the ownership, acquisition, development and/or operation of an asset, whether or not an asset of a member of the Group:

   (i)  which is incurred by an Excluded Subsidiary; or

   (ii) in respect of which the person or persons to whom any such indebtedness is or may be owed by the relevant borrower (whether or not a member of the Group) has or have no recourse whatsoever to any member of the Group (other than an Excluded Subsidiary) for the repayment thereof other than:


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    (A)      recourse for amounts limited to the cash flow or net cash flow
             (other than historic cash flow or historic net cash flow) from such asset; and/or

    (B) recourse for the purpose only of enabling amounts to be claimed in respect of such indebtedness in an enforcement of any encumbrance given by such borrower over such asset or the income, cash flow or other proceeds deriving therefrom (or given by any shareholder or the like in the borrower over its shares or the like in the capital of the borrower) to secure such indebtedness, provided that (aa) the extent of such recourse is limited solely to the amount of any recoveries made on any such enforcement, and (bb) such person or persons is/are not entitled, by virtue of any right or claim arising out of or in connection with such indebtedness, to commence proceedings for the winding up or dissolution of any member of the Group (other than an Excluded Subsidiary) or to appoint or procure the appointment of any receiver, trustee or similar person or officer in respect of any member of the Group (other than an Excluded Subsidiary) or any of its assets (save for the assets the subject of such encumbrance); and/or

    (C) recourse under any form of assurance, undertaking or support, which recourse is limited to a claim for damages (other than liquidated damages and damages required to be calculated in a specified way) for breach of an obligation (not being a payment obligation or an obligation to procure payment by another or an indemnity in respect thereof or any obligation to comply or to procure compliance by another with any financial ratios or other tests of financial condition) by any member of the Group (other than an Excluded Subsidiary).

     A "Put Event" occurs:

   (i) if the Appointment is terminated except in respect of such part of its area as is the subject of an appointment or variation by virtue of section 7(4)(b) or (bb) of the Water Industry Act; or

   (ii) in the case of the occurrence of a Restructuring Event, on the date of the last to occur of (aa) such Restructuring Event, (bb) either a Rating Downgrade or, as the case may be, a Negative Rating Event and (cc) the relevant Negative Certification.

     "Rated Securities" means the Bonds, if at any time and for so long as they have a rating from a Rating Agency, and otherwise any other unsecured and unsubordinated debt of the Guarantor (or of the Issuer or any Subsidiary of the Guarantor which, in any such case, is guaranteed on an unsecured and unsubordinated basis by the Guarantor) having an initial maturity of five years or more which is rated by a Rating Agency.

     "Rating Agency" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc or any of its Subsidiaries and their successors or Moody's Investors Service, Inc or any of its Subsidiaries and their successors or any rating agency substituted for either of them (or any permitted substitute of them) by the Issuer from time to time with the prior written approval of the Trustee (such approval not to be unreasonably withheld or delayed).

     A "Rating Downgrade" shall be deemed to have occurred in respect of a Restructuring Event if the then current rating assigned to the Rated Securities by any Rating Agency (whether provided by a Rating Agency at the invitation of the Issuer or by its own volition) is withhdrawn or reduced from an investment grade rating (BBB-/Baa3, or their respective equivalents for the time being, or better) to a non-investment grade rating (BB+/Ba1, or their respective equivalents for the time being, or worse) or, if the Rating Agency shall then have already rated the Rated Securities below investment grade (as described above), the rating is lowered one full rating category (from BB+/Ba1 to BB/Ba2 or such similar lowering).

     "Relevant Indebtedness" means any present or future indebtedness (whether being principal, premium, interest or other amounts) in the form of or represented by notes, bonds, debentures, debenture stock, loan stock or other securities, whether issued for cash or in whole or in part for a consideration


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

other than cash, and which (with the agreement of the person issuing the same) are quoted, listed or ordinarily dealt in on any stock exchange or recognised over-the-counter or other securities market other than such notes, bonds, debentures, debenture stock, loan stock or other securities which, on issue, had a maturity of not less than 30 years, but shall in any event not include Project Finance Indebtedness.

     "Restructuring Event" means the occurrence of one or both of the following events:

   (i) any material rights, benefits or obligations of the Guarantor as a water undertaker or sewerage undertaker arising under the Appointment or the Water Industry Act as in force on 24th March, 1999 or any material terms of the Appointment are modified (whether or not with the consent of the Guarantor and whether pursuant to the Water Industry Act or otherwise) unless two directors of the Guarantor have certified in good faith to the Trustee that such modified rights, benefits, obligations or terms are not materially less favourable to the business of the Group and to the business of the Guarantor (provided that (a) an adjustment to K or (b) P shall not fall within this paragraph (i)); or

   (ii) any legislation (whether primary or subordinate) is enacted removing, reducing or qualifying the duties or powers of the Secretary of State for the Environment (or any successor) and/or the Director General of Water Services (or any successor) (including, without limitation, any such legislation removing, reducing or qualifying such duties or powers under or pursuant to sections 2, 9 or 24 of the Water Industry Act) in each case as compared to those in force on 24th March, 1999 unless two directors of the Guarantor have certified in good faith to the Trustee that such removal, reduction or qualification is unlikely to have a material adverse effect on the financial condition of the Group and the Guarantor.

     "Restructuring Period" means:

   (i) if at any time a Restructuring Event occurs there are Rated Securities, the period of 60 days starting from and including the day on which that Restructuring Event occurs; or

   (ii) if at the time a Restructuring Event occurs there are no Rated Securities, the period starting from and including the day on which that Restructuring Event occurs and ending on the day 60 days following the later of (aa) the date on which the Issuer or the Guarantor shall seek to obtain a rating as contemplated in the definition of Negative Rating Event prior to the expiry of the 14 days referred to in that definition and (bb) the date on which a Negative Certification shall have been given to the Issuer, the Guarantor and the Trustee in respect of that Restructuring Event.

     "Subsidiary" means a subsidiary within the meaning of section 736 of the Companies Act 1985.

     "Subsidiary Undertaking" shall have the meaning given to it by section 258 of the Companies Act 1985) whose accounts are not included in the then latest published audited consolidated accounts of the Guarantor or (in the case of an undertaking which has first become a subsidiary undertaking of a member of the Group since the date as at which any such audited accounts were prepared) would not have been so included or consolidated if it had become so on or before that date).

     "Treaty" means the Treaty establishing the European Community as amended by the Treaty on European Union.

     "Water Industry Act" means the Water Industry Act 1991 as amended or re-enacted from time to time and all subordinate legislation made pursuant thereto.

     Any reference to an obligation being guaranteed shall include a reference to an indemnity being given in respect of the obligation.



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18. Governing Law

The Trust Deed, the Bonds and the Coupons are governed by, and will be construed in accordance with, English law.



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